As filed with the Securities and Exchange Commission on July 30, 2010

1933 Act Registration Number 333-107797
1940 Act Registration Number 811-21410

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Post-Effective Amendment No. 16	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 17	[X]

The Weitz Funds
__________________________________________________________________
(Exact Name of Registrant as Specified in Charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:
402-391-1980

Wallace R. Weitz
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
__________________________________________________________________
(Name and Address of Agent for Service)

Copies of all communications to:
Patrick W.D. Turley, Esq.
Dechert LLP
1775 I Street N.W.
Washington, DC 20006-2401

It is proposed that this filing will become effective on August 1, 2010 pursuant to paragraph (b) of Rule 485.

weitzfunds.com

Weitz Funds

Value Fund (WVALX)
Partners Value Fund (WPVLX)
Partners III Opportunity Fund (WPOPX)
Hickory Fund (WEHIX)
 Balanced Fund (WBALX)
Short-Intermediate Income Fund (WEFIX)
Nebraska Tax-Free Income Fund (WNTFX)
Government Money Market Fund (WGMXX)

PROSPECTUS

August 1, 2010

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

 TABLE OF CONTENTS

Prospectus Summaries:
Value Fund	3
Partners Value Fund	6
Partners III Opportunity Fund	9
Hickory Fund	13
Balanced Fund	16
Short-Intermediate Income Fund	20
Nebraska Tax-Free Income Fund	24
Government Money Market Fund	28
Additional Information About Investment Strategies and Related Risks	31
Management	37
Purchasing Shares	39
Redeeming Shares	42
Exchanging Shares	44
Shareholder Account Policies and Maintenance	45
Pricing of Shares	47
Distributions and Taxes	47
Additional Information	49
Financial Highlights:
Value Fund	50
Partners Value Fund	51
Partners III Opportunity Fund	52
Hickory Fund	53
Balanced Fund	54
Short-Intermediate Income Fund	55
Nebraska Tax-Free Income Fund	56
Government Money Market Fund	57

2

Value Fund Summary

Investment Objective
The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.23
Acquired fund fees and expenses(1)	0.02
Total annual fund operating expenses(2)	1.25%

(1)  The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”).  The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds.   The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(2) The expense information in the table has been restated to reflect the Fund’s fees for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$127	$397	$686	$1,511

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of the portfolio.

Principal Investment Strategies
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.  The Fund invests the majority of its assets in common stock of larger companies. The Fund considers larger-cap companies to be issuers with a market capitalization equal to or greater than the median capitalization of companies in the Russell 1000 Index at the time of purchase.  The median capitalization of companies in the Russell 1000 Index was $4.2 billion as of June 30, 2010.

We look to identify the securities of growing, well-managed businesses which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business.  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.

The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a 3-5 year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.

3

We do not try to “time” the market.  However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•   Market Risk   As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.

•   Investment in Undervalued Securities   Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•   Non-diversified Risk   Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

•   Failure to Meet Investment Objective   There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant market indexes.  The Standard & Poor’s 500 Index, the Fund’s primary benchmark, is generally representative of the market for the stocks of large-size U.S. companies.  The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity market.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

                                                  Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2010 was 0.42%.

4

Best and Worst Performing Quarters (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2003	19.47%
Worst Quarter	4th Quarter 2008	-24.75%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 Year	5 Year	10 Year
Return Before Taxes	27.62%	-4.29%	1.75%
Return After Taxes on Distributions	27.49%	-5.21%	0.66%
Return After Taxes on Distributions and Sale of Fund Shares	17.94%	-3.63%	1.28%
Comparative Indexes (reflect no deduction for fees, expenses or taxes):
Standard & Poor’s 500 Index	26.46%	0.42%	-0.95%
Russell 1000 Index	28.43%	0.79%	-0.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser
Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Managers
Wallace R. Weitz, CFA, and Bradley P. Hinton, CFA, share responsibility for the day-to-day management of the Fund.  Mr. Weitz was previously the sole portfolio manager of the Fund since its inception.  Mr. Hinton has been a research analyst for Weitz & Co. since September 2001 and the Director of Research since April 2004.

Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

5

Partners Value Fund Summary

Investment Objective
The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.24
Acquired fund fees and expenses(1)	0.02
Total annual fund operating expenses(2)	1.26%

(1)  The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”).  The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds.   The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(2) The expense information in the table has been restated to reflect the Fund’s fees for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$128	$400	$692	$1,523

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of the portfolio.

Principal Investment Strategies
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.   The Fund is a “multi-cap” fund and may invest in securities of any market capitalization.

We look to identify the securities of growing, well-managed businesses of any size which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business.  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future.  The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.

The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a 3-5 year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.

We do not try to “time” the market.  However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive

6

position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•   Market Risk   As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.

•   Investment in Undervalued Securities   Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•   Non-diversified Risk   Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

•   Smaller Company Risk   Smaller capitalization companies may not have the size, resources or other assets of larger capitalization companies.  The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

•   Failure to Meet Investment Objective   There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant market indexes.  The Standard & Poor’s 500 Index, the Fund’s primary benchmark, is generally representative of the market for the stocks of large-size U.S. companies.  The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

                                                 Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2010 was 6.07%.

7

Best and Worst Performing Quarters (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2003	18.16%
Worst Quarter	4th Quarter 2008	-21.74%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 Year	5 Year	10 Year
Return Before Taxes	31.30%	-2.32%	2.48%
Return After Taxes on Distributions	31.26%	-3.26%	1.50%
Return After Taxes on Distributions and Sale of Fund Shares	20.34%	-1.94%	1.92%
Comparative Indexes (reflect no deduction for fees, expenses or taxes):
Standard & Poor’s 500 Index	26.46%	0.42%	-0.95%
Russell 3000 Index	28.34%	0.76%	-0.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser
Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Managers
Wallace R. Weitz, CFA, and Bradley P. Hinton, CFA, share responsibility for the day-to-day management of the Fund.  Mr. Weitz was previously the sole portfolio manager of the Fund since its inception.  Mr. Hinton has been a research analyst for Weitz & Co. since September 2001 and the Director of Research since April 2004.

Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

8

Partners III Opportunity Fund Summary

Investment Objective
The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.49
Dividend expense on short sales	0.30
Acquired fund fees and expenses(1)	0.01
Total annual fund operating expenses	1.80%

(1) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”).  The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds.   The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$183	$566	$975	$2,116

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of the portfolio.

Principal Investment Strategies
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.  The Fund is a “multi-cap” fund and may invest in securities of any market capitalization.

We look to identify the securities of growing, well-managed businesses of any size which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business.  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.

The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a 3-5 year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value. The Fund may also engage in short selling of securities, including short sales of exchange traded funds, when we anticipate a decline in the value of such securities.

9

We do not try to “time” the market.  However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•    Market Risk   As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors.  You may lose money if you invest in the Fund.

•    Investment in Undervalued Securities   Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.  Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•    Non-diversified Risk   Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

•    Smaller Company Risk   Smaller capitalization companies may not have the size, resources or other assets of larger capitalization companies.  The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

•	Investments in Other Investment Companies The Fund may invest in the shares of other investment companies, including affiliated and non-affiliated money market funds. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the
Fund. To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

•	Investments in Exchange Traded Funds The Fund may invest in exchange traded funds (“ETFs”). ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index. To the extent that the Fund is invested in an ETF, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in an ETF.

•    Short Sales Risk   If the price of a stock or ETF sold short increases after the sale, the Fund will lose money because it will have to pay a higher price to repurchase the borrowed stock when it closes its short position.  The loss of value on a short sale is theoretically unlimited.  The Fund has to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities.  If this occurs at the same time other short sellers are trying to borrow or buy in the securities, a
     “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price.

•    Leverage Risk   The Fund may borrow from banks or brokers and pledge its assets in connection with the borrowing.   If
     the interest expense on the borrowings is greater than the income and increase in value of the securities purchased with the proceeds of the borrowing, the use of leverage will decrease the return to the Fund’s shareholders. The use of leverage may decrease the return to the Fund.  The use of leverage also tends to magnify the volatility of the Fund’s returns.

•    Failure to Meet Investment Objective   There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

10

Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant market indexes.  The Standard and Poor’s 500 Index, the Fund’s primary benchmark, is generally representative of the market for the stocks of large-size U.S. companies.  The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

As of December 30, 2005, the Fund succeeded to substantially all of the assets of Weitz Partners III Limited Partnership (“Partnership”).  Performance of the Fund is measured from June 1, 1983, the inception of the Partnership.  The Fund’s investment objectives, policies and restrictions are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company.  During this period, the Partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if applicable, might have adversely affected the performance of the Partnership.

                                                 Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2010 was 8.91%.

Best and Worst Performing Quarters (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2003	26.07%
Worst Quarter	4th Quarter 2008	-21.13%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 Year	5 Year	10 Year
Return Before Taxes	42.05%	-0.60%	7.18%
Return After Taxes on Distributions	42.05%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	27.33%	N/A	N/A
Comparative Indexes (reflect no deduction for fees, expenses or taxes):
Standard & Poor’s 500 Index	26.46%	0.42%	-0.95%
Russell 3000 Index	28.34%	0.76%	-0.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).  After tax returns for the 5 and 10 year periods are not provided because the Partners III Partnership’s tax treatment was different than that of a registered investment company.

11

Fund Management

Investment Adviser
Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Manager
Wallace R. Weitz, CFA, is responsible for the day-to-day management of the Fund.  Mr. Weitz has been the portfolio manager for the Fund since its inception.

Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

12

Hickory Fund Summary

Investment Objective
The investment objective of the Fund is capital appreciation.

Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses	0.30
Acquired fund fees and expenses(1)	0.03
Total annual fund operating expenses(2)	1.33%

(1) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”).  The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds.   The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
(2) The expense information in the table has been restated to reflect the Fund’s fees for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$135	$421	$729	$1,601

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of the portfolio.

Principal Investment Strategies
The Fund’s investment strategy (which we call “value investing”) is based on our belief that stock prices fluctuate around the true value of a company.  The Fund invests the majority of its assets in the common stock of smaller and medium sized companies.  Currently, the Fund considers smaller and medium sized companies to be issuers with a market capitalization of less than $10 billion at the time of initial purchase.

We look to identify the securities of growing, well-managed businesses which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business.  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.

The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a 3-5 year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.

13

We do not try to “time” the market.  However, if there is cash available for investment and there are not securities that meet the Fund’s investment criteria, the Fund may invest without limitation in high-quality cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•    Market Risk  As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors.  You may lose money if you invest in the Fund.

•    Investment in Undervalued Securities   Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•    Non-diversified Risk   Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

•    Smaller Company Risk   Smaller capitalization companies may not have the size, resources or other assets of larger capitalization companies.  The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

•    Failure to Meet Investment Objective  There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant market indexes.  The Standard & Poor’s 500 Index, the Fund’s primary benchmark, is generally representative of the market for the stocks of large-size U.S. companies.  The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity market.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

                                              Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2010 was 11.39%.

14

Best and Worst Performing Quarters (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2003	25.28%
Worst Quarter	3rd Quarter 2002	-28.92%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 Year	5 Year	10 Year
Return Before Taxes	36.54%	-3.22%	-1.51%
Return After Taxes on Distributions	36.54%	-3.34%	-1.98%
Return After Taxes on Distributions and Sale of Fund Shares	23.75%	-2.77%	-1.43%
Comparative Indexes (reflect no deduction for fees, expenses or taxes):
Standard & Poor’s 500 Index	26.46%	0.42%	-0.95%
Russell 2500 Index	34.39%	1.58%	4.91%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser
Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Manager
Wallace R. Weitz, CFA, is responsible for the day-to-day management of the Fund.  Mr. Weitz has been the portfolio manager for the Fund since January 1, 2003.

Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

15

Balanced Fund Summary

Investment Objective
The investment objectives of the Fund are regular current income, capital preservation and long-term capital appreciation.

Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.80%
Distribution (12b-1) fees	None
Other expenses	0.38
Acquired fund fees and expenses(1)	0.01
Total annual fund operating expenses(2)	1.19%

(1) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”).  The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds.  The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund, and does not include acquired fund fees and expenses.
(2) The expense information in the table has been restated to reflect the Fund’s fees for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$121	$378	$654	$1,443

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of the portfolio.

Principal Investment Strategies
The Fund invests primarily in a portfolio of U.S. equity and fixed income securities.  Under normal market conditions, a substantial portion of the Fund’s total assets, normally 50%-75%, will be invested in common stocks and a variety of securities convertible into common stock such as rights, warrants and convertible preferred stock.  The Fund may invest in the equity securities of issuers of all sizes, including smaller and medium sized companies (we consider smaller or medium sized stocks to be those having a market capitalization less than $10 billion at the time of initial purchase).  The Fund generally will invest at least 25% of its total assets in investment-grade fixed income securities such as U.S. Government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds. The Fund may invest in fixed income securities of all maturities.  The Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated.

The Fund’s investment strategy (which we call “value investing”) is based on our belief that prices fluctuate around the true value of a security.  For the equity portion of the Fund we look to identify the securities of growing, well-managed businesses which have honest, competent management. We then estimate the price that an informed, rational buyer would pay for 100% of the business.  At the heart of the process is an estimate of the value today of the right to receive all of the cash that a business will generate for its owners in the future. The valuation may focus on asset values, earnings power and the intangible value of a company’s “franchise” in its market or a combination of these variables, depending on the nature of the business.

16

The Fund then tries to buy shares of the company’s stock at a significant discount to this “private market value.”  We invest with a 3-5 year time horizon. The Fund anticipates that the stock price will rise as the value of the business grows and as the valuation discount narrows.  Ideally the business value grows and the stock continues to trade at a discount for long periods of time.  We generally will sell these stocks as they approach or exceed our estimate of private market value.

The Fund’s investment strategy with respect to fixed income securities is to select fixed income securities whose yield is sufficiently attractive in view of the risks of ownership.   We consider a number of factors such as the security’s price, coupon and yield-to-maturity, as well as the credit quality of the issuer in deciding whether to invest in a particular fixed income security.  In addition, we review the terms of the fixed income security, including subordination, default, sinking fund and early redemption provisions.

We do not try to “time” the market. However, if there is cash available for investment and there are not securities which meet the Fund’s investment criteria or if we determine that market conditions warrant, the Fund may invest without limitation in cash and cash equivalents such as U.S. Government securities or government money market fund shares.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•    Market Risk   As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.

•    Investment in Undervalued Securities   Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor. Therefore, investors should purchase shares of the Fund only if they intend to be patient, long-term investors.

•    Interest Rate Risk   The market value of a bond is significantly affected by changes in interest rates. Generally, the longer the average maturity of the bonds in the Fund’s investment portfolio, the more the Fund’s share price will fluctuate in response to interest rate changes.

•    Credit Risk   When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal.  Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds, involve an increased possibility that the issuer may not be able to make its payments of interest and principal.  During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security.

•    Call Risk   The Fund invests in corporate bonds, which are generally subject to call risk. Corporate bonds and some securities issued by U.S. agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates.  If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund’s income.

•    Mortgage-Backed Securities Risk   Most mortgage-backed securities are pass-through securities, which means that the payments received by the Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off.  The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool. In periods of declining interest rates, prepayments of the mortgages tend to increase.  If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate.

•    Smaller Company Risk   Smaller capitalization companies may not have the size, resources or other assets of larger capitalization companies.  The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

•    Non-diversified Risk   Because the Fund is non-diversified, the Fund may have larger positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

•    Failure to Meet Investment Objective   There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

17

Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of relevant market indexes.  The Standard & Poor’s 500 Index is generally representative of the market for the stocks of large-size U.S. companies.  The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.  The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Barclays Capital Intermediate U.S. Government/Credit Index.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

       Calendar Year Total Returns Since Inception (October 1, 2003)

The Fund’s year-to-date return for the six months ended June 30, 2010 was 2.51%.

Best and Worst Performing Quarters (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2009	13.95%
Worst Quarter	4th Quarter 2008	-15.68%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 Year	5 Year	Since Inception October 1, 2003
Return Before Taxes	28.78%	0.76%	3.03%
Return After Taxes on Distributions	28.24%	-0.21%	2.12%
Return After Taxes on Distributions and Sale of Fund Shares	18.70%	0.21%	2.18%
Comparative Indexes (reflect no deduction for fees, expenses or taxes):
Blended Index	17.98%	2.11%	4.02%
Standard & Poor’s 500 Index	26.46%	0.42%	-0.95%
Barclays Capital Intermediate U.S. Government/Credit Index	5.24%	4.66%	4.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

18

Fund Management

Investment Adviser
Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Manager
Bradley P. Hinton, CFA, is primarily responsible for the day-to-day management of the Fund.  He served as co-manager of the Fund since its inception in October 2003 and became sole portfolio manager of the Fund in August 2005.

Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

19

Short-Intermediate Income Fund

Investment Objective
The investment objective of the Fund is high current income consistent with the preservation of capital.

Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses	0.29
Acquired fund fees and expenses(1)	0.02
Total annual fund operating expenses(2)	0.71%

(1) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”).  The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds.   The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund, and does not include acquired fund fees and expenses.
(2) The expense information in the table has been restated to reflect the Fund’s fees for the current fiscal year.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$73	$227	$395	$883

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of the portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities. We select fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Fund should invest in particular fixed income securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  We review the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions.  The Fund may invest in fixed income securities of all maturities, but expects to maintain a dollar-weighted average maturity of between one to ten years. The Fund may invest up to 15% of its total assets in securities which are non-investment grade or unrated if we determine such securities are of comparable quality to the rated securities in which the Fund may invest.  The dollar-weighted average maturity of the Fund as of June 30, 2010 was 3.6 years.

If we determine that prevailing abnormal market or economic conditions warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high quality fixed income securities.  In the event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

20

Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•    Market Risk   As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.

•    Interest Rate Risk   The market value of a bond is significantly affected by changes in interest rates. Generally, the longer the average maturity of the bonds in the Fund’s investment portfolio, the more the Fund’s share price will fluctuate in response to interest rate changes.

•    Credit Risk   When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal.  Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds, involve an increased possibility that the issuer may not be able to make its payments of interest and principal.  During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security.

•    Call Risk   The Fund invests in corporate bonds, which are generally subject to call risk. Corporate bonds and some securities issued by U.S. agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates.  If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund’s income.

•    Mortgage-Backed Securities Risk   Most mortgage-backed securities are pass-through securities, which means that the payments received by the Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off.  The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool.  In periods of declining interest rates, prepayments of the mortgages tend to increase.  If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate.

•    Government-Sponsored Enterprises Risk   The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury.  Such entities may include, without limitation, the Federal
     Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Federal National Mortgage Association (“Fannie
     Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-
     backed securities issued by such agencies are neither guaranteed nor insured by the U.S. Government.  Fannie Mae and Freddie Mac historically were neither guaranteed nor insured by the U.S. Government.  However, on September 7,
     2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become guaranteed obligations of the U.S.
     Government.  Although the U.S. Government is providing support to Fannie Mae and Freddie Mac, no assurance can be given that they will continue to do so.

•    Failure to Meet Investment Objective   There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

21

Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a broad-based securities market index, the Barclays Capital Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

               Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2010 was 3.23%.

Best and Worst Performing Quarters (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	2nd Quarter 2009	4.12%
Worst Quarter	3rd Quarter 2008	-1.14%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 Year	5 Year	10 Year
Return Before Taxes	10.85%	4.93%	5.57%
Return After Taxes on Distributions	9.55%	3.54%	4.03%
Return After Taxes on Distributions and Sale of Fund Shares	7.02%	3.40%	3.85%
Barclays Capital Intermediate U.S. Government/Credit Index (reflect no deduction for fees, expenses or taxes)	5.24%	4.66%	5.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Fund Management

Investment Adviser
Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Manager
Thomas D. Carney, CFA, is primarily responsible for the day-to-day management of the Fund.  Mr. Carney served as co-manager of the Fund from January 1996 to September 2000 and became sole portfolio manager of the Fund in September 2000.

22

Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

23

Nebraska Tax-Free Income Fund Summary

Investment Objective
The investment objective of the Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes.  A secondary objective is the preservation of capital.

Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.40%
Distribution (12b-1) fees	None
Other expenses	0.36
Acquired Fund fees and expenses(1)	0.02
Total annual fund operating expenses	0.78%

(1) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”).  The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds.   The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund, and does not include acquired fund fees and expenses.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$80	$249	$433	$966

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of the portfolio.

Principal Investment Strategies
The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.  The Fund may also invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.  The Fund will invest primarily in investment-grade securities rated BBB or better by Standard and Poor’s Corporation or Fitch Ratings or Baa or better by Moody’s Investors Service (or unrated but determined by us to be of equivalent quality).  The Fund may also invest up to 20% of its total assets in lower quality, non-investment grade securities.

Although the Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Fund is generally expected to be less than ten years. We select fixed income securities whose yield is sufficiently attractive in view of the risks of ownership.  In deciding whether the Fund should invest in particular fixed income securities, we consider a number of factors such as price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, we review the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions.

If we determine that prevailing abnormal market or economic conditions warrant, a greater portion of the Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high quality fixed income securities.  In the

24

event that the Fund takes such a temporary defensive position, it may not be able to achieve its investment objective during this temporary period.

Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•    Market Risk   As with any other mutual fund, the share price of the Fund will fluctuate daily depending on general market conditions and other factors. You may lose money if you invest in the Fund.

•    Interest Rate Risk   The market value of a bond is significantly affected by changes in interest rates. Generally, the longer the average maturity of the bonds in the Fund’s investment portfolio, the more the Fund’s share price will fluctuate in response to interest rate changes.

•    Credit Risk   When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal.  Lower-rated and unrated bonds, while often having a higher yield than higher-
     rated bonds, involve an increased possibility that the issuer may not be able to make its payments of interest and principal.  During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for the Fund to sell the security.  Some of the Fund’s portfolio securities may be supported by credit enhancements.  These securities have the credit risk of the entity providing the credit support.  To the extent that the Fund holds insured securities, the Fund may also be adversely impacted by a decline in the credit rating of a bond insurer or the inability of an insurer to meets its insurance obligations.

•    Call Risk   During periods of falling interest rates, the issuers of callable bonds may call (redeem) securities with higher interest rates before their maturity dates. The Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is generally higher for long-term bonds funds.

•    Nebraska State-Specific Risk   Because the Fund invests primarily in Nebraska municipal securities, the Fund is more vulnerable to unfavorable economic, political or regulatory developments in Nebraska than are funds that invest in municipal securities of many states. The concentration of the Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states in different regions of the country.  These events may include economic or political policy changes, tax base erosion, state limits on tax increases, budget deficits and other financial difficulties, as well as changes in the credit ratings assigned to the state’s municipal issuers.  Neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State.  In addition, the economy of the State is heavily agricultural and changes in the agricultural sector may adversely affect taxes and other municipal revenues.

 •   No Guarantee That Income Will Remain Tax Exempt   There is no guarantee that all of the Fund’s income will
     remain exempt from federal or state income taxes.  Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

•    Failure to Meet Investment Objective   There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

25

Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated and by showing how the Fund’s average annual total returns for the periods indicated, both before and after taxes, compared to those of a broad-based securities market index, the Barclays Capital 5-Year Municipal Bond Index, which is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.   All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

As of December 29, 2006, the Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership (“Income Partners”).  Performance of the Fund is measured from October 1, 1985, the inception of Income Partners. The Fund’s investment objectives, policies and restrictions are materially equivalent to those of Income Partners and Income Partners was managed at all times with full investment authority by Wallace R. Weitz & Company.  During this period, Income Partners was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if applicable, might have adversely affected the performance of  Income Partners.

                 Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2010 was 2.18%.

Best and Worst Performing Quarters (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	4th Quarter 2000	4.76%
Worst Quarter	2nd Quarter 2004	-1.88%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 Year	5 Year	10 Year
Return Before Taxes	7.24%	3.47%	4.65%
Return After Taxes on Distributions	7.24%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.83%	N/A	N/A
Barclays Capital 5-Year Municipal Bond Index (reflect no deduction for fees, expenses or taxes)	7.40%	4.50%	5.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In some instances, the return after taxes may be greater than the return before taxes because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).  After-tax returns for the 5- and 10-year periods are not provided because Income Partners’ tax treatment was different than that of a registered investment company.

26

Fund Management

Investment Advisor
Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Portfolio Manager
Thomas D. Carney, CFA, is primarily responsible for the day-to-day management of the Fund.  Mr. Carney has been the portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to Federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains and long-term capital gains.  In addition, interest on certain bonds may be subject to the Federal alternative minimum tax.  To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

27

Government Money Market Fund Summary

Investment Objective
The investment objective of the Fund is current income consistent with the preservation of capital and maintenance of liquidity.

Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) on purchase	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees(1)	0.40%
Distribution (12b-1) fees	None
Other expenses(1)	0.36
Acquired fund fees and expenses(2)	0.01
Total annual fund operating expenses(1)	0.77
Fee waiver and/or expense reimbursement(1)	(0.56)
Total annual fund operating expenses after fee waiver and/or expense reimbursement(1)	0.21%

(1) The investment advisor has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest and acquired fund fees and expenses) to 0.20% of the Fund’s average daily net assets through July 31, 2011.  This agreement may only be terminated by the Board of Trustees of the Fund.

(2) The Fund has invested a portion of its temporary cash reserves in one or more money market funds (“acquired funds”).  The Fund indirectly incurs fees and expenses as a result of its investment in shares of acquired funds.   The total annual fund operating expense ratio for the Fund does not correlate to the ratio of expenses to average net assets shown in the Financial Highlights contained in the Prospectus, which reflects the operating expenses of the Fund, and does not include acquired fund fees and expenses.

Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem in full at the end of each of the periods indicated.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$22	$190	$373	$902

Principal Investment Strategies
The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U. S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months.  The Fund limits its average portfolio maturity to sixty days or less.

Principal Investment Risks
You should be aware that an investment in the Fund involves certain risks, including, among others, the following:

•    No Assurance of Stable Net Asset Value   Although the Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no guarantee that the Fund will be able to do so.  You may lose money if you invest in the Fund.

•    Government-Sponsored Enterprises Risk   The Fund may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury.  Such entities may include, without limitation, the Federal
     Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Federal National Mortgage Association (“Fannie
     Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”).  Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-
     backed securities issued by such agencies are neither guaranteed nor insured by the U.S. Government.  Fannie Mae and Freddie Mac historically were neither guaranteed nor insured by the U.S. Government.  However, on September 7,

28

     2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become guaranteed obligations of the U.S.
     Government.  Although the U.S. Government is providing support to Fannie Mae and Freddie Mac, no assurance can be given that they will continue to do so.

•    Investments in Other Investment Companies   The Fund may invest in the shares of other investment companies, including non-affiliated money market funds.  Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Fund.  To the extent that the Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

•    Failure to Meet Investment Objective   There can be no assurance that the Fund will meet its investment objective.

Your investment in the Fund is not a bank deposit and is not insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

Performance
The following chart and table provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the period indicated.  All Fund performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future both before and after taxes.  Updated performance information is available on our website at weitzfunds.com or by calling us toll-free at 800-304-9745.

                  Calendar Year Total Returns

The Fund’s year-to-date return for the six months ended June 30, 2010 was 0.03%.

Best and Worst Performing Quarters (during the period shown above)

	Quarter/Year	Total Return
Best Quarter	4th Quarter 2000	1.50%
Worst Quarter	4th Quarter 2009	0.04%

Average Annual Total Returns (for periods ended December 31, 2009)

	1 Year	5 Year	10 Year
Government Money Market Fund	0.30%	2.81%	2.57%

29

Fund Management

Investment Adviser
Wallace R. Weitz & Company (“Weitz & Co.”) is the investment adviser for the Fund.

Purchase and Sale of Fund Shares
The minimum investment required to open an account in the Fund is $2,500.  The subsequent minimum investment requirement is $25.

Investors may purchase, redeem or exchange Fund shares by written request, telephone, online, or through a financial intermediary on any day the New York Stock Exchange is open for business.  You may conduct transactions by mail (Weitz Funds, ℅ BFDS, 330 W 9th Street, 1st Floor, Kansas City, MO 64105), by telephone at 800-304-9745, or online at weitzfunds.com.  Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed upon withdrawals made from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and/or its investment adviser may pay the intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

30

Additional Information About Investment Strategies and Related Risks

Each Fund seeks to achieve its investment objective through its principal investment strategies.  Summaries of each Fund’s principal investment strategies and principal risks are provided at the beginning of this Prospectus.  This section of the Prospectus provides additional information about the investment strategies used by the Funds and the risks associated with the Funds. None of the Funds engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.

Investment Objectives

The Weitz Equity Funds include the Value Fund, Partners Value Fund, Partners III Opportunity Fund (“Partners III Fund”) and Hickory Fund.  The investment objective of each of the Weitz Equity Funds is capital appreciation.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation.

The investment objective of the Short-Intermediate Income Fund (“Short-Intermediate Fund”) is high current income consistent with the preservation of capital.

The investment objective of the Nebraska Tax-Free Income Fund (“Nebraska Fund”) is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. A secondary objective is the preservation of capital.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity.

The investment objective of each Fund can be changed without a shareholder vote, except for that of the Nebraska Fund for which a change requires shareholder approval.

Additional Information About Investment Strategies

All Weitz Equity Funds

    Value Fund
    Partners Value Fund
    Partners III Opportunity Fund
    Hickory Fund

Each of the Weitz Equity Funds seek to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds. Each Weitz Equity Fund may also invest in put and call options.  Each Weitz Equity Fund may invest in the securities of other investment companies, which may include exchange-traded funds. Each Weitz Equity Fund may invest in the equity securities of issuers of all sizes, including smaller capitalization companies (we consider companies with a market capitalization of less than $2.5 billion at the time of purchase to be smaller capitalization companies).  Each Weitz Equity Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which we determine may offer the opportunity for capital appreciation. Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated. The portfolios of each of the Weitz Equity Funds are generally more concentrated than many mutual funds. It is not uncommon for us to invest 40-55% of a Fund’s portfolio in the top ten positions (but this is not a requirement).

Tax considerations are secondary to the primary goal of capital appreciation, but all things being equal, we manage the portfolios to maximize after-tax returns for tax-paying shareholders. For example, we prefer long-term capital gains to short-term gains and we optimize the recognition of capital losses when possible.

We do not try to “time” the market.  However, if there is cash available for investment and there are not securities which meet the Funds’ investment criteria or if we determine that market conditions warrant, the Funds may invest without limitation in cash and cash equivalents such as money market fund shares and repurchase agreements on U.S. Government securities or other high quality fixed income securities for temporary defensive purposes. In the event that a Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

In making investment decisions, we distinguish between security price volatility and the risk of permanent loss of capital. Some of the securities the Funds own may be volatile. Since the Weitz Equity Funds focus on long-term total return (income plus capital gains), we are not as concerned with short-term volatility.

We are concerned with the risk of permanent loss of capital. We believe that by focusing on the value of the underlying business and being disciplined about buying securities only when they appear to be selling below the company’s business value, the Weitz Equity Funds may enjoy what Benjamin Graham (sometimes known as the father of “value” investing) called a

31

“margin of safety.” The margin of safety reduces, but does not eliminate, risk.  However, we will make mistakes in measuring value, business values may deteriorate after we buy, and securities may sell below their business values indefinitely, so the Weitz Equity Funds cannot avoid incurring losses. Also, since our investment approach leads us to invest in securities which are not currently popular, the Weitz Equity Funds are subject to extended periods during which their securities will likely under-perform others or display volatile price movements.  Therefore, investors should purchase shares of the Weitz Equity Funds only if they intend to be patient, long-term investors.

Partners III Fund

In addition to employing the aforementioned strategies of the Weitz Equity Funds, the Partners III Fund may engage in short selling of securities (including short sales of exchange-traded funds), invest in commodities contracts and futures transactions such as stock index futures, borrow money and purchase securities on margin.

Balanced Fund

The Balanced Fund seeks to achieve its objective by investing in primarily in a portfolio of U.S. equity and fixed income securities.  Under normal market conditions, a substantial portion of the Balanced Fund’s total assets, normally 50% to 70%, will be invested in common stocks and a variety of securities convertible into common stocks such as rights, warrants and convertible preferred securities.  The Balanced Fund may also invest in put and call options and may invest in the securities of other investment companies which may include exchange-traded funds.  The Balanced Fund may invest in the equity securities of issuers of all sizes, including smaller and medium sized companies (we consider medium sized stocks to be those having a market capitalization of less than $10 billion at the time of initial purchase).

The Fund generally will invest at least 25% of its total assets in investment-grade fixed income securities such as U.S. government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds.  The Fund may invest in fixed income securities of all maturities.  The Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated.

We do not try to “time” the market.  However, if there is cash available for investments and there are not securities which meet the Balanced Fund’s investment criteria, or if we determine that market conditions warrant, the Balanced Fund may invest, without limitation, in cash and cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities or other high-quality fixed income securities for temporary defensive purposes.  In the event that the Balanced Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

In making investment decisions, we distinguish between security price volatility and the risk of permanent loss of capital.  Some of the securities the Balanced Fund owns may be volatile.  Since the Balanced Fund focuses on long-term total return (income plus capital gains), we are not as concerned with short-term volatility.

We are concerned with the risk of permanent loss of capital.  We believe that by focusing on the value of the underlying business and being disciplined about buying securities only when they appear to be selling below the company’s business value, the Balanced Fund may enjoy what Benjamin Graham (sometimes known as the father of “value” investing) called a “margin of safety.”  The margin of safety reduces, but does not eliminate risk.  However, we will make mistakes in measuring value, business values may deteriorate after we buy, and securities may sell below their business values indefinitely, so the Balanced Fund cannot avoid incurring losses.  Also, since our investment approach leads us to invest in securities which are not currently popular, the Balanced Fund is subject to extended periods during which its securities will likely under-perform others or display volatile price movements.  Therefore, investors should purchase shares of the Balanced Fund only if they intend to be patient, long-term investors.

Investors in the Balanced Fund should also be aware that the Fund’s balance between stock and fixed income securities could limit the Balanced Fund’s potential for capital appreciation relative to a fund that invests primarily in stocks.

Short-Intermediate Income Fund

Under normal market conditions, the Short-Intermediate Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities such as U.S. Government and agency securities, corporate debt securities, mortgage-backed securities, preferred stock and taxable municipal bonds.  We select fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Short-Intermediate Fund should invest in particular fixed income securities, we consider a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  We review the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions.  The Short-Intermediate Fund may invest in fixed income securities of all maturities, but expects to maintain a dollar-weighted average maturity of between one to ten years. The Short-Intermediate Fund may invest up to 15% of its total assets in securities which are non-investment grade or unrated if we determine such securities are of comparable quality to the rated securities in which the Fund may invest.

32

If we determine that prevailing abnormal market or economic conditions warrant, a greater portion of the Short-Intermediate Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high quality fixed income securities.  In the event that the Short-Intermediate Fund takes such a temporary position, it may not achieve its investment objective during this temporary period.

Nebraska Fund

The Nebraska Fund invests in municipal bonds which are debt obligations (including, without limitation, bonds, notes, commercial paper and lease obligations) generally issued to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations, and the financing of certain general operating expenses. Municipal bonds may include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or project. Under normal circumstances, the Nebraska Fund will invest at least 80% of its net assets in municipal bonds that generate income that is exempt from federal income tax and Nebraska state income tax.  The Nebraska Fund may also invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

If we determine that prevailing abnormal market or economic conditions warrant, a greater portion of the Nebraska Fund’s portfolio may be retained in cash and cash equivalents such as U.S. Government securities or other high quality fixed income securities.  In the event that the Nebraska Fund takes such a temporary position, it may not achieve its investment objective during this temporary period.

Government Money Market Fund

The Government Money Market Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months.  The Fund limits its average portfolio maturity to sixty days or less.

Risks of Investing in the Funds

You should be aware that an investment in the Funds involves certain risks.  There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past.  You may lose money if you invest in the Funds. The following table identifies the primary risk factors of each Fund in light of their respective principal investment strategies.  These risk factors are explained following the table below.  Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.  For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

Risk	Value	Partners Value	Partners III Opportunity	Hickory	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market

Market Risk	x	x	x	x	x	x	x	x
Investment in Undervalued Securities	x	x	x	x	x	x
Non-Diversified Risk	x	x	x	x	x		x
Issuer Risk	x	x	x	x	x	x	x	x
Small Company Risk	x	x	x	x	x	x
Interest Rate Risk					x	x	x	x
Credit Risk					x	x	x	x
Call Risk					x	x	x	x

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Risk	Value	Partners Value	Partners III Opportunity	Hickory	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Investments in Other Investment Companies	x	x	x	x	x	x	x	x
Investments in Exchange Traded Funds	x	x	x	x	x	x	x	x
Restricted or Illiquid Securities Risk	x	x	x	x	x	x	x	x
Investments in Put and Call Options	x	x	x	x	x	x	x
Government-Sponsored Enterprises Risk	x	x	x	x	x	x		x
Mortgage-Backed Securities Risk					x	x
Non-U.S. Securities Risk	x	x	x	x	x	x
Preferred Securities Risk	x	x	x	x	x	x
Information Risk	x	x	x	x	x	x	x	x
Short Sales Risk			x
Leverage Risk			x
Futures Contracts Risk			x
Interest Rate Futures, Bond Index Futures and Related Options Thereon					x	x
Nebraska State-Specific Risk							x
Credit Support Risk							x
When-Issued and Delayed Delivery Transactions							x
Municipal Lease Obligations Risk							x
No Guarantee That Income Will Remain Tax Exempt							x

•
Market Risk   As with any other mutual fund, the share price of the Funds will fluctuate daily depending on general market conditions.  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.  The value of a security may decline due to general market conditions which are not specifically related to a particular industry, company or government, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  They may also decline due to factors which affect a particular industry such as labor shortages, unfavorable credit conditions, increased production costs or a diminished competitive position.  During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.  Equity securities generally have greater price volatility than fixed income securities.

•	Investment in Undervalued Securities Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.

•
Non-diversified Risk   Each of the Funds is non-diversified, except for Short-Intermediate Income Fund and Government Money Market Fund.  Non-diversified funds may have larger positions in fewer companies, industries or municipalities than a diversified fund.  A concentrated portfolio is more likely to experience significant fluctuations in value, exposing a Fund to a greater risk of loss in any given period than a diversified fund.

•
Issuer Risk   The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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•
Smaller Company Risk   Smaller capitalization companies may not have the size, resources or other assets of larger capitalization companies. The prices of such issuers can fluctuate more than the stocks of larger companies and they may not necessarily correspond to changes in the stock market in general.

•
Interest Rate Risk   The market value of a bond is significantly affected by changes in interest rates. Generally, the longer the average maturity of the bonds in the investment portfolio of a Fund, the more a Fund’s share price will fluctuate in response to interest rate changes.

•
Credit Risk   When a bond is purchased, its anticipated yield is dependent on the timely payment by the issuer of each installment of interest and principal. Lower-rated and unrated bonds, while often having a higher yield than higher-rated bonds, involve an increased possibility that the issuer may not be able to make its payments of interest and principal. During periods of deteriorating economic and market conditions, the market value of lower-rated and unrated bonds may decline due to concerns over credit quality. In addition, the liquidity of such securities may be affected, making it more difficult for a Fund to sell the security.

•
Call Risk   Certain corporate and municipal bonds, and some securities issued by U.S. agencies may be called (redeemed) at the option of the issuer at a specific price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by a Fund  is called during a period of declining interest rates, the Fund will likely reinvest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund’s income.

•
Investments in Other Investment Companies   The Funds may invest in the shares of other investment companies, including affiliated and non-affiliated money market funds. Investing in the shares of other investment companies involves the risk that such other investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the respective Fund. To the extent that a Fund is invested in the shares of other investment companies, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in investment company shares.

•
 Investments in Exchange Traded Funds   The Funds may invest in exchange traded funds (“ETFs”).  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index. ETFs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index. To the extent that a Fund is invested in an ETF, the Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in an ETF.

•
Restricted or Illiquid Securities Risk   Securities that are not publicly traded such as those acquired in a privately negotiated transaction and other restricted securities may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition.  Securities that are thinly traded, especially those where a Fund holds a significant percentage of the issuers outstanding shares may also be considered illiquid and a Fund may be unable to sell them on short notice or only at a price below current value.  None of the Funds will invest in any such restricted or illiquid securities which would cause the aggregate value of all such securities to exceed 15% of such Fund’s net assets, except in the case of the Government Money Market Fund, which will limit its investments in such securities to 5% of its net assets.

•
Investments in Put and Call Options   The Funds, except Government Money Market Fund, may buy and sell put and call options. Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time. Investments in puts and calls involve the risk that since the puts and calls are options which have an expiration date, the respective Fund could lose the entire cost of those puts and calls which expire worthless.

•
Government-Sponsored Enterprises Risk   The Funds, except the Nebraska Fund, may invest in certain government-sponsored enterprises whose obligations are not direct obligations of the U.S. Treasury. Such entities may include, without limitation, the Federal Home Loan Banks (“FHLB”), Federal Farm Credit Banks (“FFCB”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Entities such as FHLB and FFCB, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by such agencies are neither guaranteed nor insured by the U.S. Government. Fannie Mae and Freddie Mac historically were neither guaranteed nor insured by the U.S. Government. However, on September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become guaranteed obligations of the U.S. Government. Although the U.S. Government is providing support to Fannie Mae and Freddie Mac, no assurance can be given that they will continue to do so.

•
Mortgage-Backed Securities Risk   Most mortgage-backed securities are pass-through securities, which means that the payments received by a Fund on such securities consist of both principal and interest as the mortgages in the underlying mortgage pool are paid off. The yield on such mortgage-backed securities is influenced by the prepayment experience of the underlying mortgage pool. In periods of declining interest rates, prepayments of the mortgages tend to increase. If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Fund to reinvest such prepayment, presumably at a lower interest rate.

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•
Non-U.S. Securities Risk   The Weitz Equity Funds and Balanced Fund may purchase foreign securities that are traded in foreign markets or may be represented by American Depository Receipts that are traded in the United States.  Investments in non-U.S. securities may involve additional risks including exchange rate fluctuation, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•	Preferred Securities Risk In addition to credit risk, investment in preferred securities carries certain risks including:

- Deferral Risk-Traditional preferreds contain provisions that allow an issuer, under certain conditions, to skip (in the case of
"noncumulative" preferreds) or defer (in the case of "cumulative" preferreds) dividend payments. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income.
- Redemption Risk-Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.
- Limited Voting Rights-Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue.
- Subordination-Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

•
Information Risk   The risk that key information about a security is inaccurate or unavailable.  Securities issued in initial public or private offerings often involve greater information risk than other equity securities due to a lack of historical public information.

Additional Risks—Partners III Opportunity Fund

•
Short Sales Risk   If the price of a stock or ETF sold short increases after the sale, the Partners III Fund will lose money because it will have to pay a higher price to repurchase the borrowed stock when it closes its short position. The loss of value on a short sale is theoretically unlimited. The Partners III Fund has to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Partners III Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Partners III Fund will have to cover its short position at an unfavorable price.

•
Leverage Risk   The Partners III Fund may borrow from banks or brokers and pledge its assets in connection with its borrowing. If the interest expense on the borrowings is greater than the income and increase in value of the securities purchased with the proceeds of the borrowing, the use of leverage will decrease the return to the Partners III Fund’s shareholders. Use of leverage also tends to magnify the volatility of the Partners III Fund’s returns.

•
Futures Contracts Risk   The Partners III Fund may buy and sell futures contracts, principally stock index futures contracts. A stock index fluctuates generally with changes in the market values of the stocks included in the index. The Partners III Fund’s primary purpose in entering into such contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security. The Partners III Fund may also buy and sell futures contracts on commodities, interest rates, currencies or other indices. Futures transactions involve brokerage costs and require the Partners III Fund to segregate liquid assets to cover its performance under such contracts. The Partners III Fund’s overall performance could be adversely affected by entering into such contracts if the Adviser’s judgment with respect to the investment proves incorrect.

Additional Risks—Balanced and Short-Intermediate Income Funds

•
Interest Rate Futures, Bond Index Futures and Related Options Thereon   The Balanced and Short-Intermediate Income Funds may buy or sell interest rate futures and bond index futures and related put and call options. These Funds will not utilize any hedging strategies using interest rate futures and bond index futures or options thereon which will cause the then aggregate value of all such investments to exceed 10% of the value of the respective Fund’s total assets at the time of the investment after giving effect thereto. Futures transactions and their related options involve brokerage costs and require a Fund to segregate liquid assets to cover its performance under such contracts. The Funds’ overall performances could be adversely affected by entering into such contracts if the Adviser’s judgment with respect to the investment proves incorrect.

Additional Risks—Nebraska Tax-Free Income Fund

•
Nebraska State-Specific Risk   Because the Nebraska Fund invests primarily in Nebraska municipal securities, the Nebraska Fund is more vulnerable to unfavorable economic, political or regulatory developments in Nebraska than are funds that invest in municipal securities of many states. The concentration of the Nebraska Fund in securities issued by

36

governmental units of only one state exposes the Nebraska Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states in different regions of the country. These events may include economic or political policy changes, tax base erosion, state limits on tax increases, budget deficits and other financial difficulties, as well as changes in the credit ratings assigned to the state’s municipal issuers. Certain Nebraska municipal securities contain unique risks. Such municipal securities may include, without limitation, health care providers, nuclear power plants, facility offerings and other private activity bonds that lack governmental backing. The Nebraska Fund’s success may be impacted by our ability to adequately evaluate the unique risks associated with the respective issuers. Neither the State of Nebraska nor its agencies may issue general obligation bonds secured by the full faith and credit of the State. In addition, the economy of the State is heavily agricultural and changes in the agricultural sector may adversely affect taxes and other municipal revenues. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Nebraska municipal market.

•
Credit Support Risk   Some of the Nebraska Fund’s portfolio securities may be supported by credit enhancements. These securities have the credit risk of the entity providing the credit support. To the extent that the Nebraska Fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Nebraska Fund’s portfolio may affect the value of the securities they insure, the Nebraska Fund’s share price and Nebraska Fund’s performance. The Nebraska Fund may also be adversely impacted by the inability of an insurer to meet its insurance obligations.

•
When-Issued and Delayed Delivery Transactions   Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Nebraska Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

•
Municipal Lease Obligations Risk   The Nebraska Fund may invest in Municipal Lease Obligations. Municipal Lease Obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease can be cancelled without penalty and investors who own the lease obligations may not be paid.

•
No Guarantee That Income Will Remain Tax Exempt   There is no guarantee that all of the Nebraska Fund’s income will remain exempt from federal or state income taxes. Income from municipal bonds held by the Nebraska Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

Management

Investment Adviser

Weitz & Co. is the investment adviser for Weitz Funds. Weitz & Co. is located at One Pacific Place, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

Weitz & Co. provides investment advice to each Fund and is responsible for the overall management of Weitz Funds’ business affairs, subject to the supervision of the Board of Trustees of Weitz Funds. Weitz & Co. is a Nebraska corporation formed in March, 1983 and also serves as investment adviser to certain other entities, including, without limitation, two investment limited partnerships and certain individual accounts.

Weitz & Co. receives an annual investment management fee for the Value, Partners Value, Partners III and Hickory Funds in accordance with the following schedule:

Average Daily Net Asset Break Points

	Less Than or
Greater Than	Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Weitz & Co. receives an annual investment management fee equal to 0.80% of the average daily net assets of the Balanced Fund.

Weitz & Co. receives an annual investment management fee equal to 0.40% of the average daily net assets of the Short-Intermediate Income, Nebraska and Government Money Market Funds.

Each Fund pays all expenses directly attributable to it. Weitz & Co. has voluntarily agreed to reimburse the Weitz Equity Funds (excluding the Partners III Fund), Balanced Fund, Short-Intermediate Income Fund and Nebraska Fund or to pay directly a

37

portion of the respective Fund’s expenses to the extent that the total annual fund operating expenses, excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, exceed 1.50%, 1.25%, 0.75% and 0.75% of the respective Fund’s annual average daily net assets. These voluntary fee waivers can be terminated at any time. Through July 31, 2011, Weitz & Co. has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Government Money Market Fund’s expenses to the extent that the total annual fund operating expenses, excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, exceed 0.20% of the Government Money Market Fund’s annual average daily net assets.

Weitz & Co. also provides administrative services to each Fund pursuant to an Administration Agreement which provides that the Funds will pay Weitz & Co. a monthly administrative fee based on the average daily net assets of each respective Fund, plus third party expenses directly related to providing such services. Weitz & Co. has contracted with Boston Financial Data Services, Inc. to serve as sub-transfer agent for the Funds.

Information regarding the factors considered by the Board of Trustees in connection with the annual renewal of the Investment Advisory Agreement with each of the Funds is included in the Funds’ September 30, 2009 Semi-Annual Report to Shareholders, which is available at weitzfunds.com.

Board of Trustees

The Board of Trustees of Weitz Funds is responsible for managing the business and affairs of the Funds, including overseeing the Funds’ officers, who actively supervise the day-to-day operations of the Funds. Each Trustee serves until a successor is elected and qualified or until resignation.

At least seventy-five percent of the Trustees of Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940. In addition, the Board has elected an independent Trustee to serve as Chair of the Board.

Portfolio Managers

Weitz Equity Funds Wallace R. Weitz is primarily responsible for the day-to-day management of the Partners III and Hickory Funds.  Mr. Weitz, a Chartered Financial Analyst, has been the portfolio manager for the Partners III Partnership which was the predecessor to the Partners III Fund since the inception of the Partners III Partnership in 1983and of the Hickory Fund since January 1, 2003.  Prior to founding the investment adviser in 1983, Mr. Weitz served as an account executive and securities analyst with G.A. Saxton & Co., Inc. (1970-1973) and with Chiles Heider & Co. (1973-1983).

Mr. Weitz and Bradley P. Hinton, a Chartered Financial Analyst, share responsibility for the day-to-day management of the Value and Partners Value Funds.  Mr. Weitz was previously the sole portfolio manager of the Value and Partners Value Funds since the inception of the respective Funds. Mr. Hinton has been a research analyst for Weitz & Co. since September 2001 and the Director of Research since April 2004. He was previously a fixed income investment manager with Principal Financial Group (1994-1998) and an associate and a debt manager with Con-Agra Foods (1998-2001).

Balanced Fund Mr. Hinton is primarily responsible for the day-to-day management of the Balanced Fund. He served as co-manager of the Balanced Fund since its inception in October 2003 and became sole portfolio manager of the Fund in August 2005.

Short-Intermediate Income Fund, Nebraska Fund and Government Money Market Fund Thomas D. Carney is primarily responsible for the day-to-day management of the Short-Intermediate Income, Nebraska and Government Money Market Funds. Mr. Carney, a Chartered Financial Analyst, has been a fixed income analyst and securities trader for Weitz & Co. since February 1995. Mr. Carney was the co-manager of the Short-Intermediate Income and Government Money Market Funds from January 1996 to September 2000 and was the portfolio manager of Income Partners which was the predecessor to the Nebraska Fund since January 1996.  Mr. Carney was previously a municipal securities professional with Smith Barney.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund(s) each manages is available in the Funds’ Statement of Additional Information, which is available at weitzfunds.com.

Fund Distributor

The Funds are distributed by Weitz Securities, Inc., a Nebraska corporation which is affiliated with Weitz & Co. Shares of each Fund are sold without any sales commissions or other transaction fees. Weitz & Co. pays any sales or promotional costs incurred in connection with the sale of the Funds’ shares.

Fund History

The Weitz Funds (“the Trust”) is a Delaware statutory trust organized on August 4, 2003, and is registered under the Investment

38

Company Act of 1940 as an open-end management investment company. Each of the Funds (other than the Balanced Fund, the Partners III Fund and the Nebraska Fund) is a successor in interest to certain Funds having the same name, investment objective and investment policies that were included as series of two other investment companies previously managed by Weitz & Co., namely, Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Predecessor Funds”). At shareholder meetings held in March 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds.

The Balanced Fund was the Trust’s initial series and it commenced operations on October 1, 2003. The Partners III Fund is an open-end management investment company originally organized as a limited partnership (“Partners III Partnership”) in June 1983, under the laws of the State of Nebraska. On December 7, 2005, the partners of the Partners III Partnership approved the conversion of the Partners III Partnership to a series of Weitz Funds. The Partners III Fund is the successor to the Partners III Partnership and has substantially the same investment objectives and strategies as did the Partners III Partnership. The Partners III Fund also has the same portfolio manager as the Partners III Partnership, Wallace R. Weitz. The Nebraska Fund is an open-end management investment company originally organized as a limited partnership (“Income Partners”) in October 1985, under the laws of the State of Nebraska. On November 17, 2006, the partners of Income Partners approved the conversion of Income Partners to a series of Weitz Funds. The Nebraska Fund is a successor to Income Partners and has substantially the same investment objectives and strategies as did Income Partners. The Nebraska Fund also has the same portfolio manager as Income Partners, Thomas D. Carney.

Disclosure of Portfolio Holdings

A complete listing of each Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. This information is also available on the Weitz Funds’ website at weitzfunds.com on or about the 30th business day after the end of each quarter in the quarterly shareholder reports, copies of which are also sent to all shareholders. Such information will remain on the website until the next quarter’s information is released. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is provided in the Statement of Additional Information, which is also available at weitzfunds.com.

In addition, effective October 7, 2010, the Government Money Market Fund will post on the Weitz Funds’ website at weitzfunds.com its complete schedule of portfolio holdings and its dollar-weighted average portfolio maturity and dollar-weighted average portfolio life.  Such information will be posted on a monthly basis and will remain on the website for not less than six months.  Effective December 7, 2010, the Government Money Market Fund will also file, on a monthly basis, more detailed portfolio holdings information with the SEC on Form N-MFP.

Purchasing Shares

Opening a Regular New Account

By Mail   You can open a new account by:

•	Completing and signing a Weitz Funds purchase application;

•
Enclosing a check made payable to Weitz Funds. We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

•	Mailing the application and the check to:

By Mail:
Weitz Funds
P.O. Box 219320
Kansas City, Missouri 64121-9320

By Certified or Overnight Delivery:
Weitz Funds
c/o Boston Financial Data Services 330 W. 9th Street
Kansas City, Missouri 64105

•	Providing other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts.

By Internet   You can open a new account through our website, weitzfunds.com. Click on “Open New Account” and follow the instructions to complete the online application. In order to complete an online purchase, you will need to provide electronic bank

39

transfer instructions and certain identification information. There is a limit of $100,000 per day for purchase transactions through our website. Certain account types are not available for online account access. Please see the caption “Telephone and Internet Account Access Information” on page 46 regarding account access via the Internet.

The minimum investment required to open an account in any of the Funds is $2,500 per Fund. The subsequent minimum investment requirement is $25.

We reserve the right, at our sole discretion, to reject any order or subsequent purchase, to waive initial investment minimums for new accounts and to modify investment minimums from time to time. All purchase orders are subject to acceptance by authorized officers of Weitz Funds and are not binding until so accepted Boston Financial Data Services (“BFDS”) is the sub-transfer agent for Weitz Funds. Any checks received directly by Weitz Funds at its business address will be forwarded promptly to BFDS and processed when received by BFDS.

Opening a Retirement Account

Certain individuals may be eligible to open a traditional IRA, Roth IRA or SEP IRA. In addition, existing IRA accounts and certain qualified pension and profit sharing plans can be rolled over or transferred into a new IRA account, which can be invested in shares of one or more of the Funds. You can request information about establishing an IRA by calling the Weitz Funds at 402-391-1980 or 800-304-9745.

By Mail   You can open an IRA account by:

•	Completing the IRA application and the transfer form, if applicable;

•	Mailing the forms to the address shown on page 39.

By Internet   Traditional IRA accounts and Roth IRA accounts can be opened online through our website, weitzfunds.com. Click on “Open New Account” and follow the instructions to complete the online IRA application.

Currently, IRA accounts are not charged an annual maintenance fee.

Shares of the Funds may also be purchased as an investment in other types of pension or profit sharing plans. Although Weitz Funds will endeavor to provide assistance to shareholders who are participants in such plans, it does not have forms of such plans for adoption and does not undertake to offer advice relating to the establishment of such plans or compliance with the ongoing requirements for such plans. Plan participants should seek the guidance of a professional adviser before investing retirement monies in shares of a Fund.

Purchasing Shares of a Fund

You pay no sales charge when you purchase shares of a Fund. The price you pay for a Fund’s shares is the respective Fund’s net asset value per share which is calculated once each day generally as of the close of trading on the New York Stock Exchange (“NYSE”) (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business. In addition to Saturday and Sunday, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. If your purchase request is received in good order on any day prior to such time, your purchase price will be the net asset value calculated on that day. If your purchase request is received in good order on any day after such time, your purchase price will be the net asset value calculated on the next business day. We cannot hold investments to be processed at a later date. The shares you purchase must be qualified for sale in your state of residence. You should purchase shares of the Funds only if you intend to be a patient, long-term investor. Excessive trading into or out of a Fund may harm the Fund’s performance by disrupting the portfolio management process. Such trading may also increase expenses for other shareholders. If you engage in this type of activity, your trading privileges may be suspended or terminated. All purchases are subject to acceptance by the Funds and the Funds reserve the right to reject any purchase in order to prevent transactions considered to be harmful to existing shareholders. See the caption Frequent Trading Policy on page 56 for additional information about the Funds’ policy with respect to frequent or excessive trading.

You can purchase shares in the following manner:

By Mail   You can purchase additional shares in an existing account by:

•
Sending a check made payable to Weitz Funds.  We do not accept cash, money orders, post-dated checks, travelers checks, third-party checks, credit card convenience checks, instant loan checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks;

40

•	Completing the information on the remittance stub which is the bottom portion of your most recent transaction statement;

•	Mailing the check and remittance stub to:

By Mail:
Weitz Funds
P.O. Box 219320
Kansas City, Missouri 64121-9320

By Certified or Overnight Delivery:
Weitz Funds
c/o Boston Financial Data Services 330 W. 9th Street
Kansas City, Missouri 64105

If the remittance stub is not available, please indicate on your check or on a separate piece of paper your account name, address and account number. If you are purchasing shares for a new account, please see the procedures described above under the heading “Opening a Regular New Account.”

By Wire   You can purchase shares with payment by bank wire by:

•	Calling Client Services at 402-391-1980 or 800-304-9745 and furnishing your account name, address and account number together with the amount being wired and the name of the wiring bank;

 •   Instructing the bank to wire funds as follows:

State Street Bank & Trust
ABA# 011000028
Account# 99057341
Weitz Funds Universal Account
For credit to (indicate appropriate Fund number):

Partners III	310
Nebraska Tax-Free	311
Value	328
Short-Intermediate Income	329
Government	330
Partners Value	331
Hickory	332
Balanced	400

For the account of: your account number and name

If you are purchasing shares by wire for a new account, you must send a completed purchase application to Weitz Funds at the address set forth above prior to wiring your payment.

Weitz Funds will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Banks may impose a charge for the wire transfer of funds.

By Internet   If you have an existing account directly with Weitz Funds and you have established a User ID for your account, you can purchase additional shares of a Fund through our website, weitzfunds.com. You also need to have established electronic bank transfer instructions to purchase shares via our website. There is a limit of $100,000 per day for purchase transactions through our website. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the net asset value as computed on the next business day. Payment for Internet share purchases can only be made through your electronic bank transfer instructions. If you have not previously established electronic bank transfer instructions for your account, you can do so by using the “Account Access” feature on our website or you can contact Client Services at 402-391-1980 or 800-304-9745 to obtain a form to add these instructions to your account. This form can also be downloaded from our website.

By Telephone   If you have an existing account directly with Weitz Funds and you have established electronic bank transfer instructions, you can purchase additional shares of a Fund over the telephone. There is a limit of $100,000 per day for purchase transactions over the telephone. If your order is received after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your purchase price will be the net asset value as computed on the next business day. Payment for telephone share purchases can only be made through your electronic bank transfer instructions or by wire. If you have not

41

previously established banking instructions for your account, you can do so by using the “Account Access” feature on our website or you can contact Client Services at 402-391-1980 or 800-304-9745 to obtain a form to add these instructions to your account. This form can also be downloaded from our website.

If an account has multiple owners, we may rely on the instructions of any one account owner. A telephone purchase request in good order should include the following:

•	Your account name, account number and Fund name;

•	The amount of the purchase being requested (specified in dollars); and

•	Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone purchase as proof of your trade. We reserve the right to (i) refuse a telephone purchase if we believe it is advisable to do so; and (ii) revise or terminate the telephone purchase privilege at any time. Please see the caption “Telephone and Internet Account Access Information” on page 46.

By Automatic Investment   At the time you open an account, or at any time thereafter, you can choose to make automatic investments in shares of a Fund (minimum investment of $25) at regular intervals (on the 1st, 8th, 15th or 22nd day of the month or, if such day is not a business day, on the next following business day) by:

•   Sending a voided check from your bank account.

Your request to establish automatic investment privileges must be received by Weitz Funds at least three business days prior to the initial automatic investment.

You can add or cancel the automatic investment service or change the amount of the automatic investment by calling or sending a written request to Weitz Funds or through the Account Access feature of our website, weitzfunds.com. Your request must be received at least three business days prior to the effective date of the change.

Funding Your Account

If your check is returned because of insufficient funds or because you have stopped payment on the check, or if your electronic bank transfer investment transaction is returned by the bank, you will be responsible for any losses sustained by a Fund as a result of (i) fees charged to a Fund or (ii) a decline in the net asset value when the shares issued are cancelled. If you are an existing shareholder, losses may be collected by redeeming shares from your account.   Fund shares purchased by check or via electronic bank transfer cannot be redeemed until 15 days after the date of such purchase.

Purchasing Through Others

Shares of the Funds may also be purchased through certain broker-dealers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates. If you invest through such entities, you must follow their procedures for buying and selling shares. Please note that such financial intermediaries may charge you fees in connection with purchases of Fund shares and may require a minimum investment amount different from that required by the Funds. Such broker-dealers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. If the broker-dealer or financial intermediary submits trades to the Funds, the Funds will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after receipt. The broker-dealer or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients. Weitz & Co. may, from time to time, make payments to broker-dealers or other financial intermediaries for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

Redeeming Shares

Redemption Procedures

Shares will be redeemed at the net asset value next determined after receipt of a redemption request in good order. If your redemption request is received in good order on any day prior to the close of the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the exchange is open for business, shares will be redeemed at the net asset value calculated on that day. If your redemption request is received in good order after such time, shares will be redeemed at the net asset value calculated on the next business day. There are no fees for redeeming shares. You must have a completed purchase application on file with Weitz Funds before a redemption request will be accepted. In addition, Weitz Funds must have received payment for the shares being redeemed and may delay the redemption payment (normally not more than 15 days) until the purchase funds have cleared. You can call Client Services at 402-391-1980 or 800-304-9745 if you have questions about the requirements for redemption requests.

42

You can redeem shares of a Fund at any time in the following manner:

By Written Request   You can redeem shares of a Fund by sending a redemption request in writing to Weitz Funds. A written redemption request in good order should include the following:

•	Your account name, account number and Fund name;

•	The amount of the redemption being requested (specified in dollars or shares);

•
The signature of all account owners exactly as they are registered on the account; if you are a corporate or trust shareholder, the signature must be of an authorized person with an indication of the capacity in which such person is signing;

•	A signature guarantee, if required; and

•
Other supporting legal documents that may be required in the case of estates, trusts, guardianships, custodianships, partnerships, corporations and certain other accounts. (Corporate resolutions must be dated within six months of the redemption request.)

You can call Client Services at 402-391-1980 or 800-304-9745 for information on which documents may be required.

Written redemption requests can be sent by mail or facsimile transmission to:

By Mail:
Weitz Funds
P.O. Box 219320
Kansas City, Missouri 64121-9320

By Certified or Overnight Delivery:
Weitz Funds
c/o Boston Financial Data Services 330 W. 9th Street
Kansas City, Missouri 64105

By Facsimile: 402-391-2125

By Telephone Request   If you have an individual account directly with Weitz Funds, you can redeem shares of a Fund over the telephone up to $100,000 per day. Telephone redemptions cannot be made from IRA accounts, retirement accounts, corporate accounts or certain other accounts. The ability to redeem shares by telephone is automatically established on any account for which telephone redemptions are available unless the account holder requests otherwise. A telephone redemption request can be made by calling 402-391-1980 or 800-304-9745. If an account has multiple owners, Weitz Funds may rely on the instructions of any one account owner. A telephone redemption request in good order should include the following:

•	Your account name, account number and Fund name;

•	The amount of the redemption being requested (specified in dollars or shares); and

•	Other identifying information which is requested.

Please retain the confirmation number assigned to your telephone redemption as proof of your trade. Weitz Funds reserve the right to (i) refuse a telephone redemption if we believe it is advisable to do so; and (ii) revise or terminate the telephone redemption privilege at any time. Please see the caption “Telephone and Internet Account Access Information” on page 46.

By Internet   If you have an account directly with Weitz Funds and you have established a User ID, you can redeem shares of a Fund through our website, weitzfunds.com, up to $100,000 per day. Redemptions cannot be made via the website from corporate accounts or certain other accounts. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price will be the net asset value as computed on the next business day. Please see the caption “Telephone and Internet Account Access Information” on page 46.

Redemption Payments

Payment for the shares redeemed will be made as soon as possible, but no later than seven days after the date of the receipt of your redemption request in good order. Payment will normally be made by check or, if you have established electronic bank transfer instructions, you can request to receive your redemption proceeds via electronic bank transfer or by wire to the bank account of record. If you have not previously established electronic bank transfer instructions for your account, payment may also be made by wire transfer in accordance with wire instructions provided in writing to Weitz Funds accompanied by a signature guarantee. Weitz Funds reserve the right to require you to pay for the cost of transmitting the wire transfer. Your bank may also

43

impose a charge to receive the wire transfer.

To protect you and Weitz Funds, any redemption request received within 15 days of an address change must be accompanied by a signature guarantee.

A redemption of shares is treated as a sale for tax purposes and, for the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income and Nebraska Funds, will generally result in a short-term or long-term capital gain or loss, depending on how long you have owned the shares.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your redemption proceeds in your account at the then current net asset value.

Signature Guarantees

We reserve the right to require a signature guarantee on all redemptions. Signature guarantees will be required in the following circumstances:

•	A redemption request which is payable to anyone other than the shareholder of record;

•	A redemption request which is to be mailed to an address other than the address of record;

•	A redemption request which is payable to a bank account other than the bank account of record;

•	A redemption request received within 15 days of an address change; and

•	Instructions to establish or change wire instructions.

A signature-guaranteed request may not be sent by facsimile.

A signature guarantee must be obtained from an institution participating in the Securities Transfer Agent Medallion Program. Such institutions typically include commercial banks that are FDIC members, trust companies, and member firms of a domestic stock exchange. “STAMP 2000 Medallion Imprints” is the only form of signature guarantee that will be accepted. A notary public is not an eligible guarantor.

Other Redemption Information

Redemption payments normally will be made wholly in cash. A Fund may, however, redeem its shares through the distribution of portfolio securities if and to the extent that redemptions by the same shareholder during any 90-day period exceed the lesser of (i) $250,000, or (ii) one percent of the net assets of the respective Fund at the beginning of the period. Shareholders whose shares are redeemed in kind may be subject to brokerage commissions or other transaction charges upon the resale of the distributed securities.

Weitz Funds may suspend redemptions or postpone payment: (i) at times when the NYSE is closed for other than weekends or holidays; (ii) under emergency circumstances as permitted by the U.S. Securities and Exchange Commission or (iii) to the extent otherwise permitted by applicable laws or regulations.

Exchanging Shares

You can exchange shares of one Fund for shares of another Weitz Fund. Exchanges will only be made between accounts with identical registrations. The ability to initiate such exchanges by telephone is automatically established on your account unless you request otherwise. You can request the exchange of shares by telephone or in writing in the following manner:
•	Provide the name of the Funds, the account name, account number and the dollar amount of shares to be exchanged; and

•	Other identifying information which is requested.

If you have established a User ID, you can submit an order to exchange shares through our website, weitzfunds.com. If your order is accepted after the close of regular trading on the NYSE, or on a day the NYSE is not open for regular trading, your redemption price of the redeemed Fund and purchase price of the purchased Fund will be their respective net asset values as computed on the next business day.

Please retain the confirmation number assigned to your telephone or Internet exchange as proof of your trade.

You should be aware that although there are no sales commissions or other transaction fees related to exchanging shares, such an exchange is treated as a sale of shares from a Fund and the purchase of shares of the other Fund and any gain or loss on the

44

transaction will be reportable on your tax return unless the shares were held in a tax-deferred account. The price for the shares being exchanged will be the net asset value of the shares next determined after your exchange request is received. Please see the caption “Telephone and Internet Account Access Information” on page 46.

Weitz Funds reserve the right to (i) refuse a telephone exchange if they believe it is advisable to do so; and (ii) revise or terminate the telephone exchange privilege at any time.

You should purchase shares of Weitz Funds only if you intend to be a patient, long-term investor. The exchange privilege is offered as a convenience to shareholders and is not intended to be a means of speculating on short-term movements in securities prices. Weitz Funds reserve the right at any time to suspend, limit, modify or terminate exchange privileges in order to prevent transactions considered to be harmful to existing shareholders. See the caption Frequent Trading Policy on page 46 for additional information about Weitz Funds’ policy with respect to frequent or excessive trading.

Shareholder Account Policies and Maintenance

Changing Your Address

You can change the address on your account by sending a written request to Weitz Funds. Your written request must be signed by all registered owners of the account and should include your account name(s), account number(s) and both the new and old addresses.  To change your address online, log into Account Access at weitzfunds.com and click on the “Change Address” button at the bottom of the Account Portfolio page. To protect you and the Funds, any redemption request received within 15 days of an address change must be in writing and accompanied by a signature guarantee, as described below.

Confirmations

Each time you purchase, redeem or exchange shares, you will receive a confirmation of the transaction from Weitz Funds. At the end of each calendar quarter you will receive a statement which will include information on activity in your account. You should review your confirmations and statements for accuracy and report any discrepancies to us promptly.

Shareholder Reports

Weitz Funds provide a quarterly shareholder report for the Funds which include a listing of the securities in each portfolio at the end of the quarter, a letter from a portfolio manager discussing, among other things, investment results for the quarter and an individual Management Discussion and Analysis for each Fund provided by the respective Fund’s portfolio manager. The annual report for Weitz Funds will include the Funds’ audited financial statements for the previous fiscal year and the semi-annual report will include unaudited financial statements.

Electronic Delivery of Reports and Prospectuses

You may elect to receive our financial reports (Fund reports and prospectuses) online instead of receiving them in the mail. By electing to receive your financial reports electronically, you will not only save trees and get your reports faster, but you will help us reduce Fund expenses, which could lower your investment costs. At the present time, only financial reports will be available online. You will continue to receive paper copies of your shareholder statements and confirmations.

To start receiving these reports online, log into Account Access at weitzfunds.com and click on the “Electronic Delivery” button at the bottom of the Account Portfolio page. You will then be instructed to enter your email address and to give consent to receive your reports electronically. If you do not already have a User ID, you will need to establish one in order to log into Account Access.   Once you have elected to receive this information electronically, you will be sent an email notification that will contain a link to the most current Weitz Funds report as soon as the information is available. Simply click on the link or paste the link into your browser and you will have immediate access to Fund reports and prospectuses.

Householding

Many shareholders of Weitz Funds have family members living in the same home who also own shares of Weitz Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce Fund expenses, Weitz Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding” does not apply to account statements, confirmations, or personal tax information.

If you do not wish to participate in householding, or wish to discontinue householding at any time, call Client Services at 402-391-1980 or 800-304-9745. We will resume separate mailings for your account within 30 days of your request.

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Important Information About Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including Weitz Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: we must obtain the following information for each customer who opens an account:

•	Name;

•	Date of birth (for individuals);

•	Physical residential address (not post office boxes); and

•	Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, Weitz Funds will follow our Customer Identification Program to attempt to verify your identity. You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. We will also follow our Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons. Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.

Federal law prohibits Weitz Funds and other financial institutions from opening accounts unless the minimum identifying information is received. We are also required to verify the identity of the new customer under our Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if they are unable to verify your identity. If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

Telephone and Internet Account Access Information

Telephone conversations with Weitz Funds may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

You may obtain personal account information:

•	On Weitz Funds’ website, weitzfunds.com;

•	By calling Client Services at 402-391-1980 or 800-304-9745 between 8:00 a.m. and 4:30 p.m. (Central Time); or

•	By calling the 24-hour automated customer service line at 800-773-6472.

Your account information should be kept private and you should immediately review any confirmations or account statements that you receive from Weitz Funds. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. We also suggest you make a note of any transaction numbers you receive when using our website. If we follow our policies and procedures, Weitz Funds and its agents generally will not be responsible for any losses or costs incurred by following telephone or Internet instructions that we reasonably believe to be genuine. There may also be delays, malfunctions or other inconveniences, or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase, redeem or exchange shares. If we believe it is in the best interest of all shareholders, we may modify or discontinue telephone and/or online transactions without notice.

Accounts with Small Balances

We reserve the right to automatically redeem any account balance in cases where the account balance in a Fund falls below $500. Shareholders will be notified in writing at least 60 days prior to the automatic redemption of their account due to an account balance falling below $500. Such automatic redemptions will reduce unnecessary administrative expenses and therefore, benefit the majority of shareholders.

Frequent Trading Policy

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund. We believe that

46

frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things:

(a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Funds therefore discourage frequent purchase and redemptions by shareholders and do not make any effort to accommodate this practice. Such risks generally do not apply to the Government Money Market Fund which attempts to maintain a stable net asset value. To protect against frequent or excessive short-term trading, the Board of Trustees of Weitz Funds has adopted policies and procedures that are intended to permit the Funds to curtail such activity by shareholders. At the present time we do not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the Funds based upon the determination by the Board of Trustees that due to the nature of the Funds’ investment objectives, they are generally subject to minimal risks of frequent trading. We reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Funds. It may not be feasible for us to prevent or detect every potential instance of abusive or excessive short-term trading.

Pricing of Shares

Each Fund’s net asset value per share is determined once each day generally as of the close of trading on the NYSE (ordinarily 3:00 p.m. Central Time) on days on which the NYSE is open for business. Currently the NYSE and Weitz Funds are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):

•	New Year’s Day	•	Independence Day

•	Martin Luther King, Jr. Day	•	Labor Day

•	Presidents’ Day	•	Thanksgiving

•	Good Friday	•	Christmas

•	Memorial Day

The net asset value of the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income and Nebraska Funds is generally based on the market value of the securities in the respective Fund. If market values are not readily available or are deemed to be unreliable, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using valuation procedures approved by Weitz Funds’ Board of Trustees. These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security. As a result of relying on these valuation procedures, Weitz Funds may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

The securities in the Government Money Market Fund are valued on an amortized-cost basis. Under this method of valuation, each security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Weitz & Co. believes that under most conditions it will be possible to maintain the net asset value of the Government Money Market Fund at $1.00 per share. Periodic calculations are made to compare the value of the securities the Government Money Market Fund owns valued at amortized cost with the market values of such securities. If a deviation of ½ of 1% or more were to occur between the net asset value calculated by reference to market values and the Government Money Market Fund’s per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders, the Board of Trustees would promptly consider what action, if any, should be initiated.

Distributions and Taxes

Shareholder Distributions

You will receive distributions from the Funds which are your share of a Fund’s net income and gain on its investments. Each Fund passes substantially all of its earnings along to its shareholders in the form of distributions. Distributions for the Value, Partners Value, Partners III, Hickory and Balanced Funds are generally paid in June and December of each year. Distributions for the Short-Intermediate Income and Nebraska Funds are generally paid quarterly. The Government Money Market Fund declares dividends each business day. Dividends in the Government Money Market Fund are accrued to your account each business day and reinvested or distributed in cash within five days of the last business day of the month.

You will receive your distributions from a Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you wish to change your instructions, you may notify us in writing, through the Account Access feature on our website or by calling Client Services at 402-391-1980 or 800-304-9745. If an account has multiple owners, we may rely on the

47

instructions of any one account owner. Cash payment of distributions, if requested, will generally be mailed within five business days of the date such distributions are paid. If you have elected to receive distributions in cash and your check is returned as undeliverable, you will not receive interest on amounts represented by the uncashed check.

If the Post Office cannot deliver your check, or if your check remains uncashed for six months, we reserve the right to reinvest your distribution proceeds in your account at the then current net asset value.

Taxation of Distributions

A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although distributions paid to shareholders by a Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account or the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend”). Distributions are taxable regardless of how long you have owned shares of a Fund and whether your distributions are reinvested in shares of a Fund or paid to you in cash. Distributions that are derived from net long-term capital gains from the sale of securities a Fund owned for more than one year generally will be taxed as long-term capital gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income, except for qualifying dividends, as described below.

With respect to the Nebraska Fund, dividends paid to shareholders of the Nebraska Fund and derived from municipal bond interest are expected to be designated by the Nebraska Fund as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from municipal bonds does not necessarily result in the exemption of such dividends from state and local taxes although the Nebraska Fund intends to arrange its affairs so that a substantial portion of such distributions will be exempt from Nebraska personal income tax. If the Nebraska Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Nebraska Fund’s distributions derived from interest on such bonds. In addition, a portion of the Nebraska Fund’s dividends may be taxable as ordinary income as a result of federal tax rules.

Early each calendar year we will send you the information you will need to report on your tax return regarding the amount and type of distributions you may have received in the previous year.

The current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by Weitz Funds are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•	A shareholder will also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•
Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

•	The reduced rates on long-term capital gains and qualifying dividends are scheduled to expire after 2010.

•	The long-term capital gains rate is 0% for taxpayers in the 10 or 15 percent tax bracket.

Taxation of Sales and Exchanges

If you sell shares of a Fund or exchange shares of a Fund for shares of another Fund in Weitz Funds family of Funds, you will be taxed on the amount of any gain, unless your investment is held in a tax-deferred account. The gain or loss will generally be determined by subtracting your tax basis in the shares from the redemption proceeds or the value of shares received. Your tax basis will depend on the original purchase price you paid and the price at which any distributions may have been reinvested. The gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if you hold your shares for more than one year. If you sell shares held for less than six months that you have received a capital gains distribution with respect to, any loss on the sale of such shares will be a long-term capital loss to the extent of such capital gains distribution. You should keep your annual account statements so that you or your tax advisor will be able to properly determine the amount of any taxable gain.

Backup Withholding

Federal law requires the Funds to withhold a portion of distributions and/or proceeds from redemptions if you have failed to provide a correct tax identification number or to certify that you are not subject to backup withholding or if the Fund has been

48

notified by the IRS that you are subject to backup withholding. These certifications must be made on your application or on Form W-9, which may be requested by calling 402-391-1980 or 800-304-9745.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions.

Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in Weitz Funds.

Buying Shares Prior to a Distribution

You should consider the tax implications of buying shares of the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income or Nebraska Funds immediately prior to a distribution. If you purchase shares shortly before the record date for a distribution, you will pay a price for such shares that include the value of the anticipated distribution and you will be taxed on the distribution when it is received even though the distribution represents a return of a portion of the purchase price.

Additional Information

Code of Ethics

Weitz Funds, Weitz & Co. and Weitz Securities, Inc. have each adopted a written Code of Ethics which, among other things:

•	Requires all employees to obtain preclearance before executing any personal securities transactions;

•	Requires all employees to report their personal securities transactions at the end of each quarter;

•	Requires all employees to report their personal securities holdings annually;

•	Restricts all employees from executing personal trades in a security within seven days before or after trades in that security are made for client accounts;

•
Prohibits employees from profiting from the purchase and sale (or sale and purchase) of the same security within a period of 60 days from the original sale or purchase, as the case may be, of such security; and

•	Prohibits market-timing the Funds and/or front-running client transactions or trading in the Funds on the basis of material non-public information.

Weitz Funds’ Board of Trustees reviews the administration of the Code of Ethics annually and may impose penalties for violations of the Code. Weitz Funds’ Code of Ethics is on public file with and available from the Securities and Exchange Commission.

Fund Custodian

Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001, is the custodian for Weitz Funds.

Fund Sub-Transfer Agent

Boston Financial Data Services, 330 W. 9th Street, Kansas City, Missouri 64105 is the sub-transfer agent for Weitz Funds.

Independent Registered Public Accounting Firm

Ernst & Young, LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202, is the independent registered public accounting firm for Weitz Funds.

Fund Legal Counsel

Dechert, LLP, 1775 I Street N.W., Washington, DC 20006-2401 serves as legal counsel to Weitz Funds.

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 FINANCIAL HIGHLIGHTS

The Financial Highlights are intended to help you understand the financial performance of each Fund for the past five years or for a shorter period if a Fund has a shorter operating history. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming the reinvestment of all dividends and distributions). The information presented in the financial highlights tables for the five fiscal years in the period ended March 31, 2010, was audited by Ernst & Young, LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports which are available upon request.

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FINANCIAL HIGHLIGHTS

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FINANCIAL HIGHLIGHTS

*   Annualized
†   Not annualized
   (a)  Fund commenced operations on December 30, 2005.
   (b)  Absent expenses assumed by the Adviser, the annualized expense ratio would have been 1.56% for the period ended March 31, 2006.
   (c)  Included in the expense ratio is 0.26%, 0.12%, 0.07%, 0.14% and 0.12% related to interest expense and 0.30%, 0.47%, 0.29%, 0.22% and 0.20% related to dividend expense on securities sold short for the periods ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively.

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FINANCIAL HIGHLIGHTS

53

FINANCIAL HIGHLIGHTS

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FINANCIAL HIGHLIGHTS

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FINANCIAL HIGHLIGHTS

*   Annualized
†   Not annualized
#   Amount less than $0.01
   (a)  Fund commenced operations on December 29, 2006
   (b) Absent expenses assumed by the Adviser, the annualized expense ratio would have been 0.76%, 0.78%, 0.80% and 1.02%
         for the periods ended March 31, 2010, 2009, 2008 and 2007, respectively.

56

 FINANCIAL HIGHLIGHTS

Government Money Market Fund

	Year ended March 31,				
	2010	**2009**	**2008**	**2007**	**2006**
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:					
Net investment income	0.002	0.013	0.042	0.047	0.030
Net realized gain on securities	- #	- #	-	-	-
Total from investment operations	0.002	0.013	0.042	0.047	0.030
Less distributions:					
Dividends from net investment income	(0.001)	(0.013)	(0.042)	(0.047)	(0.030)
Distributions from realized gains	(0.001) #	-	-	-	-
Total distributions	(0.002)	(0.013)	(0.042)	(0.047)	(0.030)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return	0.2%	1.4%	4.4%	4.8%	2.9%
Ratios/supplemental data:					
Net assets, end of period ($000)	83,363	107,384	102,246	79,066	61,008
Ratio of net expenses to average net assets[(a)]	0.08%	0.10%	0.10%	0.22%	0.50%
Ratio of net investment income to average net assets	0.11%	1.31%	4.23%	4.74%	2.96%

      #   Amount less than $0.001
    (a)   Absent expenses assumed by the Adviser, the expense ratio would have been 0.76%, 0.75%, 0.71%, 0.78%
           and 0.89% for the years ended March 31, 2010, 2009, 2008, 2007 and 2006, respectively.

57

Additional Information Is Available

The Statement of Additional Information (SAI) provides more detailed information about the Funds and their policies. The SAI, which has been filed with the Securities and Exchange Commission, is incorporated by reference. Additional information about each Fund’s investments is available in the Funds’ Annual, Semi-Annual and Quarterly Reports. In the Funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The SAI and reports are available without charge, upon request, and are also available at weitzfunds.com.

You may request information, make inquiries, or find additional information about the Funds as follows:

•	By telephone:	• On the Internet:
	800-304-9745	Weitz Funds
http://www.weitzfunds.com
•	By mail:	SEC
	Weitz Funds	http://www.sec.gov
One Pacific Place
1125 South 103rd Street
Suite 200
Omaha, Nebraska 68124-1071
NASDAQ Symbols :
	Value	WVALX
	Partners Value	WPVLX
	Partners III Opportunity	WPOPX
	Hickory	WEHIX
	Balanced	WBALX
	Short-Intermediate Income	WEFIX
	Nebraska Tax-Free Income	WNTFX
	Government Money Market	WGMXX

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090 or 800-SEC-0330 or by submitting an e-mail request to: publicinfo@sec.gov. Reports and other information about the Funds are available from the EDGAR Database on the SEC’s Internet Site at http://www.sec.gov. Copies of such information can also be obtained by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number: 811-21410

58

WEITZ FUNDS

Value Fund (WVALX)
Partners Value Fund (WPVLX)
Partners III Opportunity Fund (WPOPX)
Hickory Fund (WEHIX)
Balanced Fund (WBALX)
Short-Intermediate Income Fund (WEFIX)
Nebraska Tax-Free Income Fund (WNTFX)
Government Money Market Fund (WGMXX)

____________________________________

Statement of Additional Information

August 1, 2010

This Statement of Additional Information is not a Prospectus.  This Statement of Additional Information relates to the Prospectus of Weitz Funds (the “Trust”) dated August 1, 2010 and is incorporated in its entirety into the Prospectus.  The Trust currently consists of the Value, Partners Value, Partners III Opportunity, Hickory, Balanced, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds (each a “Fund”).  The financial statements of each of the Funds for the fiscal year ended March 31, 2010, are incorporated into this Statement of Additional Information from the Annual Report of the Funds.  Copies of the Annual Report and the Prospectus may be obtained from the Trust without charge by calling 800-304-9745 or by contacting the Trust at 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124-1071.

Sub-Transfer Agent	59
Custodian	59
Independent Registered Public Accounting Firm	59
Legal Counsel	59
Portfolio Transactions and Brokerage Allocation	60
Organization and Capital Structure	61
General	61
Shareholder Meetings	61
Purchasing Shares	62
Important Information about Procedures for Opening an Account	63
Pricing of Shares	63
Redemption of Shares	66
Taxation	67
Tax Status of the Funds	67
Distributions in General	68
Dispositions	69
Additional Tax Consequences Relating to the Nebraska Fund	69
Backup Withholding	70
Other Taxation	71
Fund Investments	71
Calculation of Performance Data	73
Financial Statements	75
Appendix A-
Interest Rate Futures Contracts, Bond Index Futures and Related Options	76

FUND HISTORY

Weitz Funds (the “Trust”) is a Delaware statutory trust established August 4, 2003, whose shares are offered in series with each series representing a separate fund of investments with its own investment objectives, policies and restrictions.  At the present time eight series are authorized, the Value, Partners Value, Partners III Opportunity, Hickory, Balanced, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds (each, a “Fund”).  The Balanced Fund was the Trust’s initial series and it commenced operations on October 1, 2003.  As of December 30, 2005, the Partners III Opportunity Fund (“Partners III Fund”) succeeded to substantially all the assets of Weitz Partners III Limited Partnership, an investment limited partnership created in June of 1983 which was managed at all times with full investment authority by Wallace R. Weitz and Company (“Weitz & Co.”), the Trust’s investment adviser.  As of December 29, 2006, the Nebraska Tax-Free Income Fund (“Nebraska Fund”) succeeded to substantially all the assets of Weitz Income Partners Limited Partnership, an investment limited partnership created in August of 1985 which was managed at all times with full investment authority by Weitz & Co.  Each of the Funds in the Trust (other than the Balanced, Partners III and Nebraska Funds) is a successor in interest to certain funds having the same investment objectives that were included as series of two other investment companies previously managed by Weitz & Co., namely, Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Predecessor Funds”).  At shareholder meetings held in March of 2004, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust and effective April 1, 2004, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
VALUE, PARTNERS VALUE, PARTNERS III OPPORTUNITY
AND HICKORY FUNDS

Classification

The Value, Partners Value, Partners III and Hickory Funds (the “Weitz Equity Funds”) are each non-diversified, open-end investment management companies under the federal securities laws.  Because each Weitz Equity Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund.  A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the respective Fund to a greater risk of loss in any given period than a diversified fund.

Investment Objective and Strategy

The investment objective of each Weitz Equity Fund is capital appreciation. The investment objective of each Weitz Equity Fund may be changed without a shareholder vote.  Each of the Weitz Equity Funds seeks to achieve its objective by investing primarily in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stocks and convertible bonds.  Each Weitz Equity Fund may also invest in put and call options.  In addition, the Partners III Fund may invest in commodities contracts and futures such as stock index futures, may borrow money, purchase securities on margin and engage in short selling of securities (including short selling of exchange-traded funds).  Each Weitz Equity Fund may invest in the securities of other investment companies, which may include exchange-traded funds.  Each Weitz Equity Fund may invest in equity securities of issuers of all sizes, including smaller capitalization companies (which are those with a market capitalization of less than $2 billion).  Each Weitz Equity Fund may also invest in other securities of a company not convertible into common stock, such as bonds and preferred stock, which Weitz & Co. determines may offer the opportunity for capital appreciation.  Such convertible or non-convertible securities may be investment grade, non-investment grade or unrated.  Each Weitz Equity Fund considers long-term capital gains preferable to short-term capital gains and dividend and interest income, but all such gains and income are acceptable.

The Value Fund invests the majority of its assets in the common stock of larger companies.  We consider larger-cap companies to be issuers with a market capitalization equal to or greater than the median capitalization of companies in the Russell 1000 Index at the time of purchase.   The Partners Value and Partners III Opportunity Funds are “multi-cap” funds and may invest in the securities of any market capitalization.  The Hickory Fund invests the majority of its assets in the common stock of smaller and medium-sized companies.  Currently, we consider smaller and medium-sized companies to be issuers with a market capitalization of less than $10 billion at the time of initial purchase.

The portfolios of each of the Weitz Equity Funds are generally more concentrated than many mutual funds. It is not uncommon for us to invest 40-55% of a Fund’s portfolio in the top ten positions (but this is not a requirement).

Tax considerations are secondary to the primary goal of capital appreciation, but all things being equal, the portfolios are managed to maximize after-tax returns for tax-paying shareholders. For example, we prefer long-term capital gains to short-term gains and we optimize the realization of  capital losses when possible.

The investment strategy of each Weitz Equity Fund (which is called “value investing”) is to (1) identify attractive businesses that Weitz & Co. can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this “business value” or “private market value.” The valuation process may focus on asset values, earning power, the intangible value of a company’s “franchise,” or a combination of these variables, depending on the type of business and other factors.  Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a “margin of safety.” The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.

Each of the Weitz Equity Funds has, however, adopted a policy which allows each Weitz Equity Fund to invest for temporary defensive purposes a portion or all of its assets in high quality nonconvertible preferred stock, high quality nonconvertible debt securities and high quality U.S. Government, state and municipal and governmental agency and instrumentality obligations, or retain funds in cash or cash equivalents, such as money market fund shares when Weitz & Co.

believes that market or economic conditions warrant such a temporary defensive investment position.

Some of the obligations purchased by the Weitz Equity Funds are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government.  Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank.  Other agencies and Government-Sponsored Enterprises (“GSEs”) are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations.  GSEs include, among others, the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Home Loan Mortgage Company (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”).  No assurance can be given that the U.S. Government would provide support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury.  Fannie Mae and Freddie Mac historically were neither guaranteed nor insured by the U.S. Government.  However, on September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become guaranteed obligations of the U.S. Government.  Although the U.S. Government is providing support to Fannie Mae and Freddie Mac, no assurance can be given that they will continue to do so.

Furthermore, with respect to the U.S. Government securities purchased by the Weitz Equity Funds, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of a Fund’s shares.

State and municipal obligations, which can be taxable or tax exempt, may include both, general obligation and revenue obligations, issued for a variety of public purposes such as highways, schools, sewer and water facilities, as well as industrial revenue bonds issued by public bodies to finance private commercial and industrial facilities.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Weitz Equity Funds may invest.  The Weitz Equity Funds may invest in these instruments to the extent permitted by their investment objective and policies and by applicable law.  The Weitz Equity Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Industry Concentration  Although each Weitz Equity Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, each Weitz

Equity Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

Convertible Securities   In addition to common stocks, each Weitz Equity Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

Warrants and Rights   Warrants and rights are options to purchase common stock at a specified price for a specified period of time.  Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock.  If not sold or exercised before their expiration date they become valueless.

Other Securities   Although the Weitz Equity Funds primarily invest in common stocks and securities convertible into common stocks, each Weitz Equity Fund may also invest in other securities, including preferred stock and debt securities, which Weitz & Co. determines may offer the opportunity for capital appreciation.  Such convertible or non-convertible securities may or may not be rated investment grade or may be unrated.  Each Weitz Equity Fund will not invest more than 15% of its assets in fixed income securities that are non-investment grade or unrated.  Generally investment grade securities are those with a rating of BBB or better by Standard & Poor’s or Fitch Ratings or Baa2 or better by Moody’s.

Securities rated BBB/Baa2 are considered “investment grade” by the financial community, but are described by Standard & Poor’s, Fitch and Moody’s as “medium grade obligations” which have “speculative characteristics.”  The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk.  Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

The market value of debt securities is significantly affected by changes in interest rates.  Generally the longer the average maturity of the debt security in the Funds′ investment portfolio, the more the share price of the respective Fund will fluctuate in response to interest rate changes.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the respective Weitz Equity Fund.  The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities.  In addition, the liquidity of these lower-rated or unrated securities may be affected by the market’s perception of their credit quality.  Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market.  Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

Investment Company Shares   The Weitz Equity Funds may purchase securities of other investment companies, including shares of the Government Money Market Fund, subject to the restrictions of the Investment Company Act of 1940.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the respective Weitz Equity Fund.  To the extent that the Weitz Equity Funds are invested in shares of other investment companies, the Weitz Equity Funds will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds   The Weitz Equity Funds may invest in or sell short exchange traded funds (“ETFs”).  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an exchange-traded fund, a Weitz Equity Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, a Weitz Equity Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Weitz Equity Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

Borrowing   The Weitz Equity Funds are each authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The Investment Company Act of 1940 requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  A Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Foreign Securities   The Weitz Equity Funds may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market.  The Weitz Equity Funds may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment.  The Weitz Equity Funds will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.  While none of the Weitz Equity Funds have any present intention to invest any significant portion of its assets in foreign securities, the Weitz Equity Funds reserve the right to invest not more than 25% of the value of their respective total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company.  Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Restricted/Illiquid Securities   The Weitz Equity Funds may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the respective Weitz Equity Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements.  The Weitz Equity Funds may also invest in other illiquid securities, i.e. those that cannot be sold or disposed of in the ordinary course of business at approximately the value at which they are being carried on the respective Fund’s books.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by a Weitz Equity Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees of the Trust (the “Trustees”).  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  While Weitz & Co. monitors the liquidity of restricted securities on a daily basis, the Trustees oversee and retain ultimate responsibility for Weitz & Co.’s liquidity determinations.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  None of the Weitz Equity Funds will invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the respective Weitz Equity Fund's net assets.  Restricted and illiquid securities will be valued in such manner as the Trustees in good faith deem appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

Covered Call Options   The Weitz Equity Funds may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date.  "Covered" options are those in which the option seller (the "writer") owns the underlying securities.  Writing covered call options may increase the income of a Weitz Equity Fund since it receives a premium for writing the option.  If a Weitz Equity Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the respective Weitz Equity Fund will forego any opportunity for appreciation in such securities during the term of the option.  The respective Weitz Equity Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

Bank Obligations   The Weitz Equity Funds may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate.  The Weitz Equity Funds will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

Repurchase Agreements   The Weitz Equity Funds may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This, results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the respective Weitz Equity Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the respective Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  A Weitz Equity Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Weitz Equity Funds will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

Commercial Paper   The Weitz Equity Funds may purchase commercial paper which consists of short-term unsecured promissory notes.  The Weitz Equity Funds will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 by Standard & Poor’s or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor’s or Aa or better by Moody’s.

When Issued or Forward Commitment Transactions   The Weitz Equity Funds may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by a Weitz Equity Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the respective Weitz Equity Fund at the time of entering into the transaction. To the extent a Weitz Equity Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

Stock Index Futures Contracts   The Partners III Fund may buy and sell futures contracts, principally stock index futures contracts.  A stock index fluctuates generally with changes in the market values of the stocks included in the index.  A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.  No physical delivery of the underlying stocks in the index is made.

The Partners III Fund’s primary purpose in entering into such contracts is to protect it from fluctuations in the value of securities without actually buying or selling the underlying security.  For example, if the Partners III Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Partners III Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases.  If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Partners III Fund not participating in a market advance.  This technique is sometimes known as an anticipatory hedge.  To the extent the Partners III Fund enters into futures contracts for this purpose, the segregated assets maintained to cover the Partners III Fund’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregated value of the initial and variation margin payments made by the Partners III Fund with respect to the futures contracts.  However, because the Partners III Fund’s cash that may otherwise be invested would be held un-invested or invested in other liquid assets so long as the futures position remains open, the Partners III Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.  Conversely, if the Partners III Fund holds stocks and seeks to protect itself from an expected decrease in stock prices, the Partners III Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of securities by a corresponding increase in the value of the futures contract position.  The Partners III Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

The Partners III Fund may also buy and sell futures contracts on commodities, interest rates, currencies or other indices.   Interest rate, commodity or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates, commodity prices or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund.   Interest rate, commodity or currency futures can be sold as an offset against the effect of expected increases in interest rates, declines in commodity prices or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates, increases in commodity prices or currency exchange rates.

There is no assurance a liquid market will exist for any particular futures contract at any particular time.  Exchanges may establish daily price fluctuation limits for futures contract, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Partners III Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result the Partners III Fund’s access to other assets held to cover its futures positions could also be impaired.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match the Partners III Fund’s current or anticipated investments exactly. The Partners III Fund may invest in futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which the Partners III Fund typically invests, which involves a risk that the futures positions will not track the performance of the Partners III Fund’s other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Partners III Fund’s investments well.  Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded or from imposition of daily price fluctuation limits or trading halts.  The Partners III Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for the difference in volatility between the contract and the securities although this may not be successful in all cases.  If price changes in the Partners III Fund’s futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

The risk of loss in trading futures contracts can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the amount were then closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  The Partners III Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Futures transactions involve brokerage costs and require the Partners III Fund to segregate liquid assets to cover its performance under such contracts.  The Partners III Fund’s overall performance could be adversely affected by entering into such contracts if the Adviser’s judgment with respect to the investment proves incorrect.

Short Sales, Put and Call Options   The Weitz Equity Funds may engage in short sales and buy and sell put and call options on equity securities, including ETFs, or futures contracts.  Short sales involve the sale of a security that the respective Weitz Equity Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security.  To the extent that a Weitz Equity Fund engages in short sales, the Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.  In the event that the value of the security sold short increases in value rather than decreases, the respective Weitz Equity Fund would suffer a loss when it purchases the security sold short.  Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale.  The Weitz Equity Funds may also engage in short sales “against the box.”  A short sale “against the box” is a form of short sale in which the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that any Weitz Equity Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, such Fund would forego the potential realization of the increased value of the shares held long.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time.  Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the respective Weitz Equity Fund could lose the entire cost of those puts and calls which expire worthless.

Loans of Portfolio Securities   The Weitz Equity Funds are permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the respective Weitz Equity Fund must terminate the loan and vote the securities.  Alternatively, the respective Weitz Equity Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that the invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the respective Weitz Equity Fund.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the respective Weitz Equity Fund’s outstanding shares. “Majority” means, the lesser of (a) 67% or more of a Weitz Equity Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of a Weitz Equity Fund’s outstanding shares.

None of the Weitz Equity Funds may:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS-
BALANCED FUND

Classification

The Balanced Fund is a non-diversified, open-end investment management company as defined in the Investment Company Act of 1940.  Because the Balanced Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund.  A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Investment Objectives and Strategy

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Balanced Fund invests primarily in a portfolio of U.S. equity and fixed income securities. Under normal market conditions, the Balanced Fund will invest at least 25% of its total assets in investment-grade fixed income securities.  The fixed income securities in which the Balanced Fund may invest include, without limitation: (1) U.S. Government securities (bills, notes, bonds and other debt securities issued by the U.S. Treasury); (2) U.S. Government agency securities; (3) corporate debt securities; (4) mortgage-backed securities; (5) taxable municipal bonds; (6) preferred stock; (7) bank obligations (certificates of deposit and bankers’ acceptances); (8) commercial paper; (9) repurchase agreements on U.S. Government and U.S. Government agency securities; and (10) securities of registered investment companies which invest in fixed income securities. The Fund may also invest up to 20% of its total assets in fixed income securities which are non-investment grade or unrated. Under normal market conditions, a substantial portion, normally 50-75% of the Balanced Fund’s total assets,  will be invested in common stocks and a variety of securities convertible into common stock such as rights, warrants, convertible preferred stock and convertible stock.

Equity Securities   The Balanced Fund’s investment strategy with respect to equity securities (which is called “value investing”) is to (1) identify attractive businesses that Weitz & Co. can understand and which have honest, competent management, (2) estimate the price that an informed, rational buyer would pay for 100% of that business, and then (3) buy securities of the business if they are available at a significant discount to this “business value” or “private market value.” The valuation process may focus on asset values, earning power, the intangible value of a company’s “franchise,” or a combination of these variables, depending on the type of business and other factors.  Purchasing securities at a discount to value is intended to provide what Benjamin Graham called a “margin of safety.” The margin of safety does not eliminate risk, but it is intended to reduce the likelihood of permanent loss of capital.  The Balanced Fund may invest in the equity securities

of issuers of all sizes, including smaller and medium sized companies.   We consider smaller or medium sized companies to be those having a market capitalization currently less than $10 billion at the time of initial purchase.

Fixed Income Securities   The Balanced Fund’s investment strategy with respect to fixed income securities is to select securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Balanced Fund should invest in a particular fixed income security, Weitz & Co. considers a number of factors such as the security’s price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions. The Balanced Fund may invest up to 20% of its total assets in fixed income securities rated below BBB by Standard & Poor’s Corporation or Fitch Ratings or Baa2 by Moody’s Investor’s Service or in unrated securities. Fixed income securities rated below BBB or Baa2 are generally known as “junk bonds.”  The Balanced Fund will normally not invest in fixed income securities which are rated below B by S&P or Fitch Ratings or B2 by Moody’s at the time of purchase or which are in default.  The Balanced Fund will not be required to dispose of a debt security if it has a rating of B or B2 at the time of purchase, but is downgraded below B or B2 after the time of purchase.

When Weitz & Co. believes that abnormal market conditions or economic conditions warrant a temporary defensive investment position, a greater portion or all of the Balanced Fund’s portfolio may be retained in cash or cash equivalents, such as money market fund shares and repurchase agreements on U.S. Government securities.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Balanced Fund may invest.  The Balanced Fund may invest in these instruments to the extent permitted by its investment objectives and policies and by applicable law.  The Balanced Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Industry Concentration   Although the Balanced Fund has adopted a fundamental investment restriction which does not allow it to concentrate its investments in any one industry, the Balanced Fund reserves the right to invest up to 25% of the value of its total assets in the securities of any one industry.  This restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities and repurchase agreements relating thereto.

Convertible Securities   In addition to common stocks, the Balanced Fund may invest in other securities having equity features because they are convertible into, or represent the right to purchase, common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate levels.

Warrants and Rights   Warrants and rights are options to purchase common stock at a specified price for a specified period of time.  Their trading price will normally reflect the relationship between the option price and the current market price of the underlying common stock.  If not sold or exercised before their expiration date they become valueless.

Investment Company Shares   The Balanced Fund may purchase securities of other investment companies, including the Government Money Market Fund, subject to the restrictions of the Investment Company Act of 1940.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Balanced Fund.  To the extent that the Balanced Fund is invested in shares of other investment companies, the Balanced Fund will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds   The Balanced Fund may invest in exchange traded
funds (“ETFs”).  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an exchange-traded fund, the Balanced Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Balanced Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Balanced Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

Borrowing   The Balanced Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The Investment Company Act of 1940 requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Balanced Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Balanced Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Foreign Securities   The Balanced Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States over-the-counter market.  The Balanced Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment.  The Balanced Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.  While the Balanced Fund has no present intention of investing any significant portion of its assets in foreign securities, the Balanced Fund reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company.  Some foreign stock markets may have substantially less trading activity than the United States securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Restricted/Illiquid Securities   The Balanced Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities and which, therefore, could not ordinarily be sold by the Balanced Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements.  The Balanced Fund may also invest in other illiquid securities, i.e. those that cannot be sold or disposed of in the ordinary course of business at approximately the value at which they are being carried on the Balanced Fund’s books.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by the Balanced Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees.  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  While Weitz & Co. monitors the liquidity of restricted securities on a daily basis, the Trustees oversee and retain ultimate responsibility for Weitz & Co.’s liquidity determinations.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Balanced Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Balanced Fund’s net assets.  Restricted and illiquid securities will be valued in such manner as the Trustees in good faith deem appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

Covered Call Options   The Balanced Fund may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the “strike price”) prior to a certain date.  “Covered” options are those in which the option seller (the “writer”) owns the underlying securities.  Writing covered call options may increase the income of the Balanced Fund since it receives a premium for writing the option.  If the Balanced Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Balanced Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Balanced Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

Bank Obligations   The Balanced Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances, which evidence the banking institution’s obligation to repay funds deposited with it for a specified period of time at a stated interest rate.  The Balanced Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

Repurchase Agreements   The Balanced Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Balanced Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Balanced Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities. For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Balanced Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Balanced Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

Commercial Paper   The Balanced Fund may purchase commercial paper which consists of short-term unsecured promissory notes. The Fund will purchase only commercial paper either (a) rated Prime 1 by Moody’s or A-1 by Standard & Poor’s or (b) if not rated, issued by or guaranteed by companies which have an outstanding debt issue rated AA or better by Standard & Poor’s or Aa or better by Moody’s.

When Issued or Forward Commitment Transactions   The Balanced Fund may engage in when issued or forward commitment transactions which involve the purchase or sale of a security by the Balanced Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Balanced Fund at the time of entering into the transaction. To the extent the Balanced Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

Lower-Rated Debt Securities   The Balanced Fund may invest in debt securities rated within the lower grades of Standard & Poor’s, Fitch’s or Moody’s credit ratings. Debt securities in the lower rating categories (rated below Baa2 by Moody’s or below BBB by S&P or Fitch) have speculative characteristics, and changes in economic conditions or other circumstances are much more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.  Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be more market price volatility for these securities and limited liquidity in the resale market.  Prices of lower-rated debt securities also may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities.

Short Sales, Put and Call Options   The Balanced Fund may engage in short sales and buy and sell put and call options.  Short sales involve the sale of a security that the Balanced Fund does not own (but instead has borrowed) in anticipation of a decline in the value of the security.  To the extent that the Balanced Fund engages in short sales, the Balanced Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.  In the event that the value of the security sold short increases in value rather than decreases, the Balanced Fund would suffer a loss when it purchases the security sold short.  Since there is, theoretically, no limit to how high the price of the stock might rise, the potential loss from the short sale is greater than the original proceeds of the short sale.  The Balanced Fund may also engage in short sales “against the box.”  A short sale “against the box” is a form of short sale in which the Balanced Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Balanced Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Balanced Fund would forego the potential realization of the increased value of the shares held long.

Options such as puts and calls are contracts giving the holder the right to either buy or sell a financial instrument at a specified price before a specified time.  Investments in puts and calls involve certain risks including the risk that since puts and calls are options which have an expiration date, the Balanced Fund could lose the entire cost of those puts and calls which expire worthless.

U.S. Government Obligations   A portion of the Balanced Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased by the Balanced Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government.  Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank.  Other agencies and GSEs are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations.  GSEs include, among others, the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Home Loan Mortgage Company (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”).  No assurance can be given that the U.S. Government would provide support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury.  Fannie Mae and Freddie Mac historically were neither guaranteed nor insured by the U.S. Government.  However, on September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become guaranteed obligations of the U.S. Government.  Although the U.S. Government is providing support to Fannie Mae and Freddie Mac, no assurance can be given that they will continue to do so.

Furthermore, with respect to the U.S. Government securities purchased by the Balanced Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Balanced Fund’s shares.

Most mortgage-related securities are pass-through securities, which means, that they provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pool are paid off.  The actual yield of such securities is influenced by the prepayment experience of the mortgage pool underlying the securities.  In periods of declining interest rates, prepayment for the underlying mortgages tends to increase.  If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Balanced Fund to reinvest such prepayment, presumably at a lower interest rate.  Although, depending on the length of the mortgages in the pool, mortgage-related securities may have a stated maturity of up to forty years, prepayments on the underlying mortgages will make the effective maturity of the securities shorter.  A security based on a pool of forty-year mortgages may have an average life as short as two years.  The maturity of mortgage-related securities will be deemed to be the expected effective maturity of the securities.

Interest Rate Futures, Bond Index Futures and Related Options Thereon   The Balanced Fund may utilize interest rate futures and bond index futures and related options.  The Balanced Fund will not utilize any hedging strategies using interest rate futures and bond index futures or options thereon which will cause the then aggregate value of all such investments to exceed 10% of the value of the Balanced Fund’s total assets at the time of the investment after giving effect thereto.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.

Loans of Portfolio Securities   The Balanced Fund is permitted to engage in securities lending to the extent permitted by SEC policy. Qualified institutions may borrow portfolio securities on a short-term basis. By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized. The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Balanced Fund must terminate the loan and vote the securities.  Alternatively, the Balanced Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Balanced Fund.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Balanced Fund’s outstanding shares. “Majority” means, the lesser of (a) 67% or more of the Balanced Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Balanced Fund’s outstanding shares.

The Balanced Fund may not:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U. S. Government or its agencies, bank money instruments or bank repurchase agreements.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
SHORT-INTERMEDIATE INCOME FUND
Classification

The Short-Intermediate Income Fund is a diversified, open-end investment management company as defined in the Investment Company Act of 1940.

Investment Objective and Strategy

The investment objective of the Short-Intermediate Income Fund is high current income consistent with preservation of capital.  Under normal market conditions, the Short-Intermediate Income Fund will invest at least 80% of the value of its assets in fixed income securities.  This policy is fundamental and may not be changed without shareholder approval.  For these purposes “Assets” means the Short-Intermediate Income Fund’s net assets, plus the amount of any borrowings for investment purposes.  The fixed income securities in which the Short-Intermediate Income Fund may invest include: (1) U.S. Government securities (bills, notes, bonds and other debt securities issued by the U.S. Treasury); (2) U.S. Government agency securities; (3) corporate debt securities; (4) preferred stock; (5) bank obligations (certificates of deposit and bankers’ acceptances); (6) commercial paper; (7) repurchase agreements on U.S. Government and U.S. Government agency securities; (8) securities of registered investment companies which invest in fixed income securities.  The Short-Intermediate Income Fund may invest in securities of all maturities but expects to maintain a dollar-weighted average maturity of between one and ten years.

Weitz & Co. selects fixed income securities whose yield is sufficiently attractive taking into consideration the risk of ownership.  In deciding whether the Short-Intermediate Income Fund should invest in particular fixed income securities, Weitz & Co. considers a number of factors such as the price, coupon and yield-to-maturity, as well as the credit quality of the issuer.  In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions.  The Short-Intermediate Income Fund may invest up to 15% of its total assets in securities rated below BBB by Standard & Poor’s Corporation or Fitch Ratings or Baa2 by Moody’s Investor’s Service or in unrated securities which Weitz & Co. determines are of comparable quality to the rated securities in which the Short-Intermediate Income Fund may invest.  Fixed income securities rated below BBB or Baa2 are generally known as “junk bonds.”  The Short-Intermediate Income Fund will normally not invest in fixed income securities which are rated below B by S&P or Fitch or B2 by Moody’s at the time of purchase or which are in default.  The Short-Intermediate Income Fund will not be required to dispose of a debt security if it has a rating of B or B2 at the time or purchase, but is downgraded below B or B2 after the time of purchase.

The market values of lower-rated and unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk.  Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Short-Intermediate Income Fund.  The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities.  In addition, the liquidity of these lower-rated or unrated securities may be affected by the market’s perception of their credit quality.  Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market.  Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

When Weitz & Co. believes that market or economic conditions warrant a temporary defensive investment position, a greater portion or all the Short-Intermediate Income Fund’s portfolio may be retained in cash or cash equivalents, such as money market shares and repurchase agreements on U.S. Government securities.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Short-Intermediate Income Fund may invest.  The Short-Intermediate Income Fund may invest in these instruments to the extent permitted by its investment objective and policies and by applicable law.  The Short-Intermediate Income Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Common Stock and Securities Convertible into Common Stock   The Short-Intermediate Income Fund may invest in preferred stock, common stock and in other securities convertible into common stock.  Convertible bonds and debentures are corporate debt instruments, frequently unsecured and subordinated to senior corporate debt, which may be converted into common stock at a specified price.  Such securities may trade at a premium over their face amount when the price of the underlying common stock exceeds the conversion price, but otherwise will normally trade at prices reflecting current interest rate trends.

Covered Call Options   The Short-Intermediate Income Fund may write covered call options to generate premium income which Weitz & Co. considers to be an acceptable investment result.  Covered call options are contracts sold on a national exchange or in the over-the-counter options market which allow the purchaser to buy the underlying security at a specified price (the "strike price") prior to a certain date.  "Covered" options are those in which the option seller (the "writer") owns the underlying securities.  Writing covered call options may increase the income of the Short-Intermediate Income Fund since it receives a premium for writing the option.  If the Short-Intermediate Income Fund writes covered call options, the underlying securities will be subject to certain deposit procedures and unavailable for sale during the term of the option.  As a result, the Short-Intermediate Income Fund will forego any opportunity for appreciation in such securities during the term of the option.  The Short-Intermediate Income Fund may attempt to protect itself against a decline in the price of the underlying security or may attempt to benefit from an anticipated increase in such price, by closing the covered call position that is, purchasing an identical call in the open market.  There is no assurance, however, that such calls will always be available for purchase in the secondary market at a price which will produce the desired result.  The absence of a liquid secondary market in such securities could result from numerous circumstances, such as insufficient trading interest, restrictions imposed by exchanges as to options trading generally or suspensions affecting particular securities, inadequacy of exchange or clearing corporation facilities or decisions by exchanges to discontinue or limit operations trading.

U.S. Government Obligations   A portion of the Short-Intermediate Income Fund may be invested in obligations issued or guaranteed by the U.S. Government, its agencies or Government-Sponsored Enterprises (“GSEs”).  Some of the obligations purchased by the Short-Intermediate Income Fund are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury.  Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, Small Business Administration, Maritime Administration, Farmers Home Administration and Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government.  Some of the agencies are indirectly backed by their right to borrow from the U.S. Government, such as the Federal Financing Bank.  Other agencies and GSEs are supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations.  GSEs include, among others, the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Home Loan Mortgage Company (“Freddie Mac”) and Federal Farm Credit Banks (“Fannie Mae”).  No assurance can be given that the U.S. Government would provide support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S.

Treasury.  Fannie Mae and Freddie Mac historically were neither guaranteed nor insured by the U.S. Government.  However, on September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship, which, in effect, has caused Fannie Mae and Freddie Mac to become guaranteed obligations of the U.S. Government.  Although the U.S. Government is providing support to Fannie Mae and Freddie Mac, no assurance can be given that they will continue to do so.

Furthermore, with respect to the U.S. Government securities purchased by the Short-Intermediate Income Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities, nor do they extend to the value of the Short-Intermediate Income Fund’s shares.

Most mortgage-related securities are pass-through securities, which means, that they provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pool are paid off.  The actual yield of such securities is influenced by the prepayment experience of the mortgage pool underlying the securities.  In periods of declining interest rates, prepayment for the underlying mortgages, tend to increase.  If the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced and it will be necessary for the Short-Intermediate Income Fund to reinvest such prepayment, presumably at a lower interest rate.  Although, depending on the length of the mortgages in the pool, mortgage-related securities may have a stated maturity of up to forty years, prepayments on the underlying mortgages will make the effective maturity of the securities shorter.  A security based on a pool of forty-year mortgages may have an average life as short as two years.  The maturity of mortgage-related securities will be deemed to be the expected effective maturity of the securities.

Bank Obligations   The Short-Intermediate Income Fund may purchase bank obligations, including negotiable certificates of deposit and bankers’ acceptances which evidence the obligation of the banking institution to repay funds deposited with it for a specified period of time at a stated interest rate.  The Short-Intermediate Income Fund will normally purchase such obligations from financial institutions which have capital, surplus and undivided profits in excess of $100,000,000 as of the date of the bank’s most recently published financial statements and financial institutions whose obligations are insured by the Federal Deposit Insurance Corporation.  Certificates of deposit generally have penalties for early withdrawal, but can be sold to third parties subject to the same risks as other fixed income securities.

Commercial Paper   The Short-Intermediate Income Fund may purchase commercial paper which consists of short-term unsecured promissory notes.  The Short-Intermediate Income Fund will purchase only commercial paper rated Prime 1 by Moody’s or A-1 by Standard & Poor’s, or if not rated, issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by Standard & Poor’s or Aa or better by Moody’s.

Borrowing   The Short-Intermediate Income Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The Investment Company Act of 1940 requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, The Short-Intermediate Income Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Short-Intermediate Income Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Foreign Securities   The Short-Intermediate Income Fund may purchase foreign securities that are listed on a principal foreign securities exchange or over-the-counter market, or are represented by American Depository Receipts which are listed on a domestic securities exchange or traded in the United States over-the-counter market.  The Short-Intermediate Income Fund may occasionally convert U.S. dollars into foreign currency, but only to effect securities transactions on a foreign securities exchange and not to hold such currency as an investment.  The Short-Intermediate Income Fund will not invest in forward foreign currency contracts, except to hedge against the currency risk related to foreign securities held in the portfolio.  While the Short-Intermediate Income Fund does not intend to invest any significant portion of its assets in foreign securities, it reserves the right to invest not more than 25% of the value of its total assets in the securities of foreign issuers and obligors.

Investors should recognize that investments in foreign companies involve certain risks that are not typically associated with investing in domestic companies.  An investment may be affected by changes in currency rates and in exchange control regulations.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign company than about a domestic company.  Some foreign stock markets may have substantially less trading activity than the American securities markets, and securities of some foreign companies may be less liquid than securities of comparable domestic companies.  Also, commissions on transactions in foreign securities may be higher than similar transactions on domestic stock markets and foreign governments may impose taxes on securities transactions or ownership.  There is generally less governmental regulation of stock exchanges, brokers, and listed and unlisted companies in foreign countries than in the United States.  In addition, individual foreign economies may differ favorably or unfavorably from the economy of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Restricted/Illiquid Securities   The Short-Intermediate Income Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Short-Intermediate Income Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 or an available exemption from such registration requirements.  The Short-Intermediate Income Fund may also invest in other illiquid securities, i.e. those that cannot be sold or disposed of in the ordinary course of business at approximately the value at which they are being carried on the Short-Intermediate Income Fund’s books.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(2) of the 1933 Act.  If a substantial market develops for a restricted (or other illiquid investment) held by the Short-Intermediate Income Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees.  This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  While Weitz & Co. monitors the liquidity of restricted securities on a daily basis, the Trustees oversee and retain ultimate responsibility for Weitz & Co.’s liquidity determinations.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Short-Intermediate Income Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Short-Intermediate Income Fund's net assets.  Restricted and illiquid securities will be valued in such manner as the Trustees in good faith deem appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

When Issued or Forward Commitment Transactions   The Short-Intermediate Income Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Short-Intermediate Income Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Short-Intermediate Income Fund at the time of entering into the transaction.  To the extent the Short-Intermediate Income Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

Investment Company Shares   The Short-Intermediate Income Fund may purchase securities of other investment companies, including the Government Money Market Fund, subject to the restrictions of the Investment Company Act of 1940.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Short-Intermediate Income Fund.  To the extent that the Short-Intermediate Income Fund is invested in shares of other investment companies, the Short-Intermediate Income Fund will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds   The Short-Intermediate Income Fund may invest in exchange traded funds (“ETFs”).  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.

Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an exchange-traded fund, the Short-Intermediate Income Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Short-Intermediate Income Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Short-Intermediate Income Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

Short Sales   The Short-Intermediate Income Fund may engage in short sales “against the box.”  A short sale “against the box” is a form of short sale in which the Short-Intermediate Income Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Short-Intermediate Income Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Short-Intermediate Income Fund would forego the potential realization of the increased value of the shares held long.

Repurchase Agreements   The Short-Intermediate Income Fund may invest in repurchase agreements on U.S. Government securities.  Repurchase agreements involve the purchase of U.S. Government securities and a simultaneous agreement with the seller to “repurchase” the securities at a specified price and time, thereby determining the yield during the purchaser’s holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  Repurchase agreements usually are for short periods, such as one week.  If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Short-Intermediate Income Fund but only constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Short-Intermediate Income Fund may suffer delays and incur costs or losses in connection with the disposition of the collateral.  A repurchase agreement may involve certain risks not associated with a direct purchase of U.S. Government securities.  For example, the bank or broker selling the repurchase agreement may default on its obligations to deliver additional securities or to maintain the value of collateral underlying the repurchase agreement or it may fail to repurchase the underlying securities at a time when the value has declined.  The Short-Intermediate Income Fund may incur a loss as a result of such default if the liquidation of the collateral results in proceeds less than the repurchase price.  In an effort to minimize such risks, the Short-Intermediate Income Fund will only enter into repurchase agreements with member banks of the Federal Reserve with assets, surplus and undivided profits of $100,000,000 or more or recognized regional or national securities dealers.

Loans of Portfolio Securities   The Short-Intermediate Income Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Short-Intermediate Income

Fund must terminate the loan and vote the securities.  Alternatively, the Short-Intermediate Income Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Short-Intermediate Income Fund.

Interest Rate Futures, Bond Index Futures and Related Options Thereon   The Short-Intermediate Income Fund may utilize interest rate futures and bond index futures and related options.  The Short-Intermediate Income Fund will not utilize any hedging strategies using interest rate futures and bond index futures or options thereon which will cause the then aggregate value of all such investments to exceed 10% of the value of the Short-Intermediate Income Fund’s total assets at the time of the investment after giving effect thereto.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Short-Intermediate Income Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Short-Intermediate Income Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Short-Intermediate Income Fund’s outstanding shares.

The Short-Intermediate Income Fund may not:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 75% of its total assets, invest more than 5% of its total assets taken at market value at the time of a particular purchase in the securities of any one issuer other than U.S. Government securities, nor own more than 10% at the time of and giving effect to, a particular purchase of the outstanding voting securities of any one issuer.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
NEBRASKA TAX-FREE INCOME FUND

Classification

The Nebraska Tax-Free Income Fund (“Nebraska Fund”) is a non-diversified, open-end investment management company, as defined in the Investment Company Act of 1940. Because the Nebraska Fund is non-diversified, it may have larger positions in fewer companies or industries than a diversified fund.  A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Nebraska Fund to a greater risk of loss in any given period than a diversified fund.

Investment Objective and Strategy

The investment objective of the Nebraska Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. A secondary objective is the preservation of capital.  The Nebraska Fund seeks to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.  In addition, the Nebraska Fund will invest no more than 20% of its net assets in municipal securities subject to the federal alternative minimum tax.  These policies are fundamental and may not be changed without shareholder approval.  Municipal bonds (as defined below) are debt obligations (including, without limitation, bonds, notes, commercial paper and lease obligations) generally issued to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations, and the financing of certain general operating expenses.  Municipal bonds may include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or project.  The Nebraska Fund may also invest up to 20% of its net assets in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest.

The Nebraska Fund will invest primarily in investment-grade securities rated equal to or better than Baa by Moody’s Investors Service or BBB by Fitch Ratings or Standard & Poor’s Corporation (or unrated but determined by Weitz & Co. to be of equivalent quality).  The Nebraska Fund may also invest up to 20% of its total assets in lower quality, lower rated debt securities rated Ba by Moody’s or BB by S&P or Fitch or below at the time of purchase (or unrated but determined by Weitz & Co. to be of equivalent quality).

The market values of lower-rated and unrated securities tend to reflect individual issuer-related developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates.  Lower-rated and unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities and thus generally involve more credit risk.  Changes in economic conditions or other circumstances may cause issuers of lower-rated or unrated securities to have more difficulty making principal and interest payments than issuers of higher-rated securities.

Changes in the value of lower-rated or unrated securities subsequent to their acquisition will not affect cash income, but will be reflected in the net asset value of shares of the Nebraska Fund.  The market for lower-rated or unrated securities may be less liquid than the market for higher-rated securities.  In addition, the liquidity of these lower-rated or unrated securities may be affected by the market’s perception of their credit quality.  Therefore, the judgment of Weitz & Co. may at times play a greater role in valuing these securities than is the case with investment grade securities.  It also may be more difficult during times of adverse market conditions to sell lower-rated or unrated securities at their fair market value to meet redemption requests or to respond to changes in the market.  Although the ratings of established rating agencies may be considered in evaluating a particular security, Weitz & Co. will not rely exclusively on such ratings, but will supplement such ratings with its independent and ongoing review of credit quality.

If Weitz & Co. determines that prevailing abnormal market or economic conditions warrant a temporary defensive position, a greater portion of the Nebraska Fund’s portfolio may be retained in cash or cash equivalents, such as money market fund shares, repurchase agreements on U.S. Government securities or other high quality fixed income securities. In the event the Nebraska Fund takes such a temporary defensive position, it may not achieve its investment objective during this temporary period.

Weitz & Co. selects fixed income securities whose yield is sufficiently attractive in view of the risks of ownership. In deciding whether the Nebraska Fund should invest in particular fixed income securities, Weitz & Co. considers a number of factors such as price, coupon and yield-to-maturity, as well as the credit quality of the issuer. In addition, Weitz & Co. reviews the terms of the fixed income security, including subordination, default, sinking fund, and early redemption provisions.  Although the Nebraska Fund has no limitations on the maturities of individual securities, the average dollar-weighted maturity of the Nebraska Fund’s portfolio is generally expected to be less than ten years.

Securities and Other Investment Practices

This section provides a more detailed description of some of the types of securities and other instruments in which the Nebraska Fund may invest.  The Nebraska Fund may invest in these instruments to the extent permitted by its investment objectives and policies and by applicable law.  The Nebraska Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in the Prospectus or Statement of Additional Information.

Municipal Bonds   Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, “Municipalities”), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.  Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial revenue bonds generally are also classified as revenue bonds and thus not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial revenue bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features. A tax-exempt fund will invest generally only in securities deemed tax-exempt by  bond counsel, but there is no guarantee the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.

Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds.

Some municipal bonds feature credit enhancements, such as a line of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (“SBPAs”). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Nebraska Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based upon its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying municipal bond to create two securities issued by a special-purpose trust, one short term and one long term. The interest rate on the short-term component is periodically reset.  The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Municipal securities also include a variety of structures geared towards accommodating municipal issuer short-term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (“VRDOs”). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.

Municipal Bonds – Risks   Municipal bonds are subject to credit risk. Like other debt securities, municipal bonds include investment-grade, non-investment-grade and unrated securities. Rated municipal bonds that may be held by the Nebraska Fund include those rated investment-grade at the time of investment. The Nebraska Fund may invest up to 20% of its total net assets in securities which are non-investment grade or unrated if Weitz & Co. determines such securities are of comparable quality to the rated securities in which the Nebraska Fund may invest.  Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Nebraska Fund’s municipal bonds in the same manner. In particular, the Nebraska Fund is subject to state-specific risk, which is the chance that the Nebraska Fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market.  (See the caption Risk Factors Affecting Investments in Nebraska Municipal Securities below).

Municipal bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of short-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of those factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates issuers of callable bonds may “call”, or redeem, securities with higher interest rates before their maturity dates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Nebraska Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally higher for long-term bonds.

Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by the Trustees. In determining the liquidity and appropriate valuation of a municipal bond, Weitz & Co. may consider the following factors relating to the security, among others: (a) the frequency of trades and quotes, (b) the number of dealers willing to purchase or sell the security, (c) the willingness of dealers to undertake to make a market, (d) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, and (e) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the Nebraska Fund.

Risk Factors Affecting Investments in Nebraska Municipal Securities   The Nebraska Fund intends to invest a high proportion of its net assets in Nebraska municipal securities.  Because of these investments, the Nebraska Fund is susceptible to political and economic factors affecting the issuers of Nebraska municipal securities. Additionally, the concentration of the Nebraska Fund in securities issued by governmental units of only one state exposes the Nebraska Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states in different regions of the country.

Because of limitations contained in the state constitution, the State of Nebraska issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized to issue bonds secured by revenue from specific projects and activities.  Generally, the municipal securities issued by Nebraska’s various governmental units have been highly regarded.  However, certain Nebraska municipal securities contain unique risks.  Such municipal securities may include, without limitation, health care providers, nuclear power plants, facility offerings and other private activity bonds that lack governmental backing.  Furthermore, municipal securities issued by public authorities in Nebraska are not backed by the State’s full faith and credit.  The Nebraska Fund’s success may be impacted by its ability to adequately evaluate the unique risks associated with the respective issuers.

The summary below is included for the purpose of providing a general description of Nebraska’s financial condition, and does not purport to be complete.  The information is derived from sources that are generally available to investors.  Such information has not been independently verified by the Nebraska Fund and the Nebraska Fund assumes no responsibility for the accuracy or completeness of such information.  Such information will not be updated during the year.

Nebraska was adversely affected by economic recession in FY 2008-2009, but to a much lesser degree than the overall U.S. The Nebraska Department of Labor reports that the state’s unemployment rate increased from 3.4 percent in June 2008 to 5.1 percent in June 2009. Nationally, the unemployment rate rose from 5.6 percent to 9.5 percent. The number of employed persons in Nebraska decreased 2.9 percent, compared to 3.8 percent in the total U.S.

The total non-farm job count in Nebraska declined 1.7 percent from June 2008 to June 2009. Again, this was much smaller than the loss for the overall U.S., where the fall was 4.1 percent. While employment was lower in the majority of industries in Nebraska, there were a few notable exceptions. Employment in the state rose from June 2008 to June 2009 in educational and health services, leisure and hospitality services, and state and local government.

In agriculture—Nebraska’s largest sector for both self-employment and home-based business—incomes fell with significant declines from June 2008 to June 2009 in the prices of corn, wheat, soybeans, and other crops and in the prices of cattle, hogs, and other livestock. However, the declines followed two years of rapidly rising farm prices, which put aggregate net farm income at historically high levels.

The U.S. Bureau of Economic Analysis reports that Nebraska’s per capita personal income was $37,730 in 2008, or 95 percent of the U.S. average. But Nebraska also had a cost of living below the national average.  According to the American Chamber of Commerce Researchers Association Cost of Living Index, the average of general living costs in sample cities of Hastings and metropolitan Omaha was 91 percent of the national average in the first quarter of 2009.

For many years, wages in metropolitan Nebraska have, on average, been higher than in the non-metropolitan parts of the state. Statewide, average hourly earnings increased in manufacturing from $15.23 in June 2008 to $16.27 in June 2009 but they declined in professional and business services from $17.22 to $16.91 an hour.

Housing prices are, on average, lower in Nebraska than in the nation overall, leading to a higher percentage of owner-occupied housing in the state than the U.S. average. But, as in most of the rest of the nation, the number of new housing starts and sales of existing homes in the state have declined significantly during the recession. According to the National Association of Realtors, the number of existing home sales in Nebraska dropped 15.9 percent in the first quarter of 2009 from a year earlier.

For further information concerning Nebraska, see the Fiscal Year Annual Report by the Nebraska Department of Economic Development (“DED”), and any updates thereto.  The Report is available on the DED internet website (http://www.neded.org).  Monthly employment information is available on the Nebraska Department of Labor web site (http://www.dol.state.ne.us).

Temporary Investments   The Nebraska Fund may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. In addition, a portion of the Nebraska Fund’s assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S. Treasury; (b) obligations of agencies and instrumentalities of the U.S. Government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper and bankers’ acceptances and (d) repurchase agreements.

Restricted/Illiquid Securities   The Nebraska Fund may invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer's securities and which, therefore, could not ordinarily be sold by the Nebraska Fund except in another private placement or pursuant to an effective registration statement under the Securities Act of 1933 (the “1933 Act”) or an available exemption from such registration requirements.  The Nebraska Fund may also invest in other illiquid securities, i.e. those that cannot be sold or disposed of in the ordinary course of business at approximately the value at which they are being carried on the Nebraska Fund’s books.  Illiquid securities may include a wide variety of investments, including, without limitation (a) repurchase agreements maturing in more than seven days; (b) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (c) participation in loans; (d) municipal lease obligations; and (e) commercial paper issued pursuant to Section 4(2) of the 1933 Act. If a substantial market develops for a restricted (or other illiquid investment) held by the Nebraska Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper.  While Weitz & Co. monitors the liquidity of restricted securities on a daily basis, the Trustees oversee and retain ultimate responsibility for Weitz & Co.’s liquidity determinations.  Several factors considered in monitoring decisions about liquidity include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.  The Nebraska Fund will not invest in any such restricted or illiquid securities which will cause the then aggregate value of all such securities to exceed 15% of the value of the Nebraska Fund's net assets.  Restricted and illiquid securities will be valued in such manner as the Trustees in good faith deem appropriate to reflect their fair value.  The purchase price, subsequent valuation and resale price of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less marketable.  The amount of the discount from the prevailing market price will vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

When Issued or Forward Commitment Transactions    The Nebraska Fund may engage in when issued or forward purchase transactions which involve the purchase or sale of a security by the Nebraska Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Nebraska Fund at the time of entering into the transaction.  To the extent the Nebraska Fund enters into such forward commitments, it will segregate or “earmark” cash or liquid assets with an aggregate value equal to the amount of its commitment in connection with such purchase transactions.

Investment Company Shares   The Nebraska Fund may purchase securities of other investment companies subject to the restrictions of the Investment Company Act of 1940.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Nebraska Fund.  To the extent that the Nebraska Fund is invested in shares of other investment companies, the Nebraska Fund will incur additional expenses as a result of investing in investment company shares.

Investments in Exchange Traded Funds    The Nebraska Fund may invest in exchange traded funds (“ETFs”).  ETFs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weightings of securities in the applicable index.  ETFs also incur certain expenses not incurred by their applicable index.  Additionally, certain securities comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.  As a holder of interests in an exchange-traded fund, the Nebraska Fund would indirectly bear its ratable share of that fund’s expenses, including applicable management fees.  At the same time, the Nebraska Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Nebraska Fund and its shareholders in effect may be absorbing multiple levels of certain fees with respect to investments in such exchange-traded funds.

Short Sales   The Nebraska Fund may engage in short sales “against the box.”  A short sale “against the box” is a form of short sale in which the Nebraska Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  The segregation of cash or other securities is not required for short sales “against the box.”  In the event that the Nebraska Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Nebraska Fund would forego the potential realization of the increased value of the shares held long.

Borrowing   The Nebraska Fund is authorized to borrow money in order to purchase securities.  Borrowing may be considered to be a form of leverage.  The Investment Company Act of 1940 requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) should decline as a result of market fluctuations or for other reasons, the Nebraska Fund may be required to sell some of its portfolio holdings within three days in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds.  The Nebraska Fund may be required to maintain minimum average balances in connection with its borrowing or pay a commitment or other fee to maintain a line of credit, and either of these requirements would serve to increase the cost of borrowing over the stated interest rate.

Loans of Portfolio Securities   The Nebraska Fund is permitted to engage in securities lending to the extent permitted by SEC policy.  Qualified institutions may borrow portfolio securities on a short-term basis.  By reinvesting any cash collateral received in these transactions, additional income gains or losses may be realized.  The SEC currently permits loans of a mutual fund’s securities up to one-third of its assets, including any collateral received from the loan, provided that the loans are 100% collateralized by cash or cash equivalents on a marked to market basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Nebraska Fund must terminate the loan and vote the securities.  Alternatively, the Nebraska Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.  The principal risk in lending securities is the possibility that invested collateral will decline in value, or, as with other extensions of credit, a borrower may fail to honor its obligations, causing a loss for the Nebraska Fund.

Interest Rate Futures, Bond Index Futures and Related Options Thereon   The Nebraska Fund may utilize interest rate futures and bond index futures and related options.  The Nebraska Fund will not utilize any hedging strategies using interest rate futures and bond index futures or options thereon which will cause the then aggregate value of all such investments to exceed 10% of the value of the Nebraska Fund’s total assets at the time of the investment after giving effect thereto.  See Appendix A hereto for a general discussion of Interest Rate Futures, Bond Index Futures and Related Options and the risks thereof.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Nebraska Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Nebraska Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by

Proxy or (b) more than 50% of the Nebraska Fund’s outstanding shares.  The Nebraska Fund may not:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

8.
As to 50% of its total assets, (a) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer, nor (b) purchase more than 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued by or guaranteed by the U.S. Government or its agencies, bank money instrument or bank repurchase agreements.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS-
GOVERNMENT MONEY MARKET FUND

Classification

The Government Money Market Fund is a diversified, open-end investment management company as defined in the Investment Company Act of 1940.

Investment Objective and Strategy

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity.  The Government Money Market Fund invests substantially all of its assets (not less than 90%) in debt obligations with maturities not exceeding 13 months issued or guaranteed by the U.S. Government and its agencies and instrumentalities and repurchase agreements thereon.  The Government Money Market Fund may invest in obligations which are subject to repurchase agreements with any member bank of the Federal Reserve System with assets, surplus and undivided profits of $100,000,000 or more or a primary dealer in U.S. Government securities.  As a matter of operating policy, the Government Money Market Fund will not enter into repurchase agreements with more than seven days to maturity if it would result in the investment of more than 10% of the value of the Government Money Market Fund’s assets in such repurchase agreements.  The Government Money Market Fund may purchase such securities on a when issued or forward commitment basis and will maintain a segregated account with the custodian of cash or liquid U.S. Government obligations in an aggregate amount equal to the amount of its commitment in connection with such purchases.

The Government Money Market Fund may invest in reverse repurchase agreements which involve the temporary transfer of a security in the portfolio of the Government Money Market Fund to another party, such as a bank or broker dealer, in return for cash, and an agreement to buy the security back at a future date and price.  The Government Money Market Fund can invest the cash it receives or use it to meet redemption requests.  If the Government Money Market Fund reinvests the cash at a rate higher than the cost of the agreement, it may earn additional income.  At the same time, the Government Money Market Fund is exposed to greater potential fluctuations in the value of its assets when engaging in reverse repurchase agreements.  During the time a reverse repurchase agreement is outstanding, the Government Money Market Fund will maintain cash and liquid securities in a segregated account with a value at least equal to its obligations under the agreement.

Securities and Other Investment Practices

Investment Company Shares   The Government Money Market Fund may purchase securities of other investment companies subject to the restrictions of the Investment Company Act of 1940.  Investing in the shares of other registered investment companies involves the risk that such other registered investment companies will not achieve their objectives or will achieve a yield or return that is lower than that of the Government Money Market Fund.  To the extent the Government Money Market Fund is invested in shares of other investment companies, the Government Money Market Fund will incur additional expenses as a result of investing in investment company shares.

Fundamental Investment Restrictions

The following investment restrictions are fundamental restrictions which cannot be changed without the approval of a majority of the Government Money Market Fund’s outstanding shares.  “Majority” means, the lesser of (a) 67% or more of the Government Money Market Fund’s outstanding shares voting at a special or annual meeting of shareholders at which more than 50% of the outstanding shares are represented in person or by proxy or (b) more than 50% of the Government Money Market Fund’s outstanding shares.

The Government Money Market Fund may not:

1.	Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way.

2.	Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.
Purchase or sell physical commodities or commodity futures contracts, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

4.	Issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.	Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7.
Invest more than 25% of the value of its total assets in the securities of any one industry. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

PORTFOLIO TURNOVER

The portfolio turnover rate for the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income and Nebraska Funds is the ratio of the lesser of annual purchases or sales of securities for the respective Fund to the average monthly value of such securities, excluding all securities for which the maturity or expiration date at the time of the acquisition is one year or less.  Because the Government Money Market Fund invests solely in short-term securities, portfolio turnover is not relevant.  A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of securities for a particular year were equal to the average monthly value of the securities owned during such year.   None of the Funds are expected to have a portfolio turnover rate in excess of 100%.  The turnover rate will not be a limiting factor when Weitz & Co. deems portfolio changes appropriate.  The higher a portfolio’s turnover rate, the higher its expenditures for brokerage commissions and related transaction costs will be.

The portfolio turnover rates for each of the last two years for the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate and Nebraska Funds were as follows:

	Fiscal Year Ended March 31,
Fund	2010	2009
Value	19%	19%
Partners Value	30	29
Partners III	54	58
Hickory	61	28
Balanced	45	61
Short-Intermediate Income	27	25
Nebraska	13	17

MANAGEMENT OF THE FUNDS

Board of Trustees

The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust, including overseeing the Trust’s Officers, who actively supervise the day to day operations of the Trust.  Each Trustee serves until a successor is elected and qualified or until resignation.  Each Officer is elected annually by the Trustees.

At least seventy-five percent of the Trustees of Weitz Funds are independent Trustees within the meaning of the Investment Company Act of 1940.  In addition, the Board has elected an independent Trustee to serve as Chair of the Board.  The Trustees exercise all of the rights and responsibilities required by the terms of the Trust’s Declaration of Trust.  The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

The following table sets forth certain information with respect to the Officers and Trustees of the Trust:

Interested Trustees*

Wallace R. Weitz (Age: 61)
Position(s) Held with Trust: President; Portfolio Manager;
   Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  – January, 1986
Principal Occupation(s) During Past 5 Years: President, Wallace
   R. Weitz & Company, Weitz Funds (and certain
   predecessor funds)
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Thomas R. Pansing (Age: 65)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - January, 1986
Principal Occupation(s) During Past 5 Years: Partner,
   Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

*Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to Weitz Funds, and as such is considered an   “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”).  Mr. Pansing   performs certain legal services for the investment adviser and Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees

Lorraine Chang (Age: 59)
Position(s) Held with Trust: Trustee; Chairman, Board of
  Trustees
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - June, 1997
Principal Occupation(s) During Past 5 Years: Independent
   Consultant – January, 2009 to Present; Partner, The Public
   Strategies Group, a management consulting firm – January,
   1999 to December, 2008
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

John W. Hancock (Age: 62)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - January, 1986
Principal Occupation(s) During Past 5 Years: Partner, Hancock
   & Dana P.C., an accounting firm
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Richard D. Holland (Age: 89)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - June, 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Delmer L. Toebben (Age: 80)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds)  - July, 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Roland J. Santoni (Age: 68)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds - February,
   2004
Principal Occupation(s) During Past 5 Years: Vice President,
   West Development, Inc., a development company;  President,
   Gary and Mary West Foundation, 2007 to Present
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Barbara W. Schaefer (Age: 56)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds - March,
   2005
Principal Occupation(s) During Past 5 Years: Senior Vice
   President-Human Resources and Corporate Secretary, Union
   Pacific Corporation, 2004 to Present
Number of Portfolios Overseen in Fund Complex: 8
Other Directorships: N/A

Justin B. Wender (Age: 41)
Position(s) Held with Trust:  Trustee
Length of Service (Beginning Date):  Weitz Funds – May,
  2009
Principal Occupation(s) During Past 5 Years:  President,
  Castle Harlan, Inc., a private equity firm
Number of Portfolios Overseen in Fund Complex:  8
Other Directorships: Morton’s Restaurant Group, July, 2002 to
  Present;  Ames True Temper, June, 2004 to Present

Officers

Mary K. Beerling (Age: 69)
Position(s) Held with Trust: Vice President, Secretary and Chief
   Compliance Officer
Length of Service (Beginning Date): Weitz Funds (and
   certain predecessor funds) - July, 1994
Principal Occupation(s) During Past 5 Years: Vice President and
   Chief Compliance Officer, Wallace R. Weitz & Company,
   Vice President and Chief Compliance Officer, Weitz Funds
   (and certain predecessor funds)

Kenneth R. Stoll (Age: 49)
Position(s) Held with Trust: Vice President and Chief
    Financial Officer
Length of Service (Beginning Date): Weitz Funds - April,
   2004
Principal Occupation(s) During Past 5 Years: Vice President
   and Chief Operating Officer, Wallace R. Weitz & Company;
   Vice President and Chief Financial Officer, Weitz
   Funds

Bradley P. Hinton (Age: 42)
Position(s) Held with the Trust: Vice President
Length of Service (Beginning Date): Weitz Funds – August,
   2006
Principal Occupation(s) During Past 5 Years: Portfolio Manager;
  Director of Research, Wallace R. Weitz & Company; Vice
  President, Wallace R. Weitz & Company - August, 2006 to
  Present

Compensation Table

The table below includes certain information with respect to compensation of the Trustees of the Trust then in office for the fiscal year ended March 31, 2010.  Compensation of the Officers of the Trust is paid by Weitz & Co.

Name of Trustee	Aggregate Compensation From Weitz Funds	Total Compensation From Fund Complex
Lorraine Chang*	$50,000	$50,000
John W. Hancock	40,000	40,000
Richard D. Holland	40,000	40,000
Thomas R. Pansing	40,000	40,000
Roland J. Santoni	40,000	40,000
Barbara W. Schaefer	40,000	40,000
Delmer L. Toebben	40,000	40,000
Wallace R. Weitz**	N/A	N/A
Justin B. Wender	40,000	40,000

  *  Ms. Chang receives additional annual compensation in connection with her service as Chairman of the Board.
** As a Trustee who is also an Officer of the investment adviser, Mr. Weitz receives no compensation for his services as a Trustee.

Ownership of Fund Shares by Trustees

The following table provides the range of ownership by the Trustees of shares of Weitz Funds as of December 31, 2009.

INTERESTED TRUSTEES

Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Wallace R. Weitz
Value Fund
     Over $100,000
Partners Value Fund
     Over $100,000
Partners III Fund
     Over $100,000
Hickory Fund
     Over $100,000
Balanced Fund
     Over $100,000
Short-Intermediate Income Fund
     Over $100,000
Nebraska Tax-Free Income Fund
     Over $100,000
Government Money Market
     Over $100,000
Over $100,000
Thomas R. Pansing	Value Fund Over $100,000 Nebraska Tax-Free Income Fund Over $100,000	Over $100,000

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Securities in Weitz Funds	Aggregate Dollar Range of Equity Securities in all Weitz Funds Overseen by Trustee
Lorraine Chang	Partners Value Fund Over $100,000 Balanced Fund $50,001-$100,000	Over $100,000

John W. Hancock	Value Fund Over $100,000 Partners Value Fund Over $100,000 Partners III Fund Over $100,000 Hickory Fund Over $100,000 Balanced Fund Over $100,000 Short-Intermediate Income Fund $0-$10,000	Over $100,000
Richard D. Holland	Value Fund Over $100,000 Partners Value Fund Over $100,000 Partners III Fund Over $100,000 Short-Intermediate Income Fund Over $100,000 Nebraska Tax-Free Income Fund Over $100,000	Over $100,000
Delmer L. Toebben	Partners III Fund Over $100,000 Balanced Fund $50,001-$100,000	Over $100,000
Roland J. Santoni	Partners Value Fund $50,001-$100,000 Balanced Fund Over $100,000	Over $100,000
Barbara W. Schaefer	Partners Value Fund $10,001-$50,000 Partners III Fund Over $100,000 Hickory Fund $50,001-$100,000	Over $100,000
Justin B. Wender	Partners III Fund Over $100,000	Over $100,000

Other Information Concerning the Board of Trustees

Board Leadership Structure Lorraine Chang, who is an Independent Trustee, serves as the Chair of the Board and, in this role, oversees the functioning of the Board’s activities and acts as a liaison between the Board, management and legal counsel to the Funds.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board.  The Board has designated a number of standing committees, as further discussed below, each of which has a Chairperson.  The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.  In making its determination regarding the appropriateness of its leadership structure, the Board considered the size of the Board, the number of Funds in the Trust and the level of assets in the Funds, the investment strategies utilized by the Adviser with respect to each of the Funds, the background, skills and experience of each of the Board members and the mutual fund governance standards applicable to registered investment companies such as the Trust.

Trustee Qualifications There are no specific required qualifications for Board membership.  The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills.  In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Lorraine Chang – As a management consultant, Ms. Chang has experience with business, financial and regulatory matters.  She also has had long-standing service as a Trustee of the Board and currently serves as Chair of the Board.

John W. Hancock – As a certified public accountant with extensive experience in the accounting industry, Mr. Hancock has experience and background in the auditing of operating companies and in business, financial and regulatory matters.  Mr. Hancock has also been designated as the Board’s financial expert on its Audit Committee, of which he is the Chairman.

Richard D. Holland – A retired business executive, Mr. Holland has experience with business, financial and regulatory matters.  Mr. Holland also has experience serving on the boards of private foundations.  He also has had long-standing service as a Trustee of the Board.

Thomas Pansing – A practicing attorney, Mr. Pansing has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.

Roland J.  Santoni – A retired professor of law, Mr. Santoni has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.

Barbara W. Schaefer – As an executive with a publicly traded corporation, Ms. Schaefer has experience with business, financial and regulatory matters.  She also has had long-standing service as a Trustee of the Board.
Delmer L. Toebben - A retired business executive, Mr. Toebben has experience with business, financial and regulatory matters.  He also has had long-standing service as a Trustee of the Board.

Justin B. Wender – As an executive in the private equity field, Mr. Wender has experience with business, financial and regulatory matters.  Mr. Wender also has experience serving as a board member on various privately-held firms.

Wallace R. Weitz – Through his positions as founder, director, Chairman and portfolio manager with Wallace R. Weitz & Co., the investment adviser to the Funds, Mr. Weitz has extensive experience and background in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board.  He also has had long-standing service as a Trustee of the Board.

Board Oversight of Risk Management The Funds are subject to various risks including, among others, investment, financial, compliance, valuation and operational risks.  Day-to-day risk management functions are included within the responsibilities of the Adviser and other service providers who carry out the Funds’ investment management and business affairs.  The Adviser and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee.  Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Adviser, the Funds’ Chief Compliance Officer (“CCO”) and from legal counsel.  The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust.  In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk.  In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

Board Committees   The Board has established an Audit Committee and a Corporate Governance Committee, both of which are composed solely of all of the independent Trustees of the Trust.  The Audit Committee reviews the audit plan and results of audits, pre-approves certain fees and generally monitors the performance of the Funds’ independent certified public accountants.  The Audit Committee also serves as a Valuation Committee, overseeing the Funds’ procedures on valuation of portfolio securities.  During the fiscal year ended March 31, 2010, the Audit Committee met two times.

The Corporate Governance Committee performs various tasks related to Board governance procedures, including, without limitation, periodically reviewing Board composition and Trustee compensation, reviewing the responsibilities of Board committees and the need for additional committees, making nominations for independent trustee membership on the Board of Trustees and evaluating candidates’ qualifications for Board membership and their independence from Weitz & Co.  The Committee will consider nominees recommended by shareholders of the Funds.  Any such recommendations must be submitted in writing to Weitz Funds, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124, Attention:  Mary Beerling, Secretary.  During the fiscal year ended March 31, 2010, the Corporate Governance Committee met three times.

Proxy Voting Policy

The Trust has delegated proxy voting decisions on securities held in the Trust’s portfolios to Weitz & Co., the investment adviser.  Weitz & Co. has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) which provide that proxies on securities will be voted for the exclusive benefit, and in the best economic interest of, the Trust’s shareholders, as determined by the investment adviser in good faith, subject to any restrictions or directions of the Trust.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser’s fiduciary duties under the federal and state law to act in the best interest of its clients.  The Board of Trustees of the Trust has approved the Proxy Voting Policies.

On certain routine proposals (such as those which do not change the structures, bylaws or operations of a company), Weitz & Co. will generally vote in the manner recommended by management.  Non-routine proposals (such as those affecting corporate governance, compensation and other corporate events) and shareholder proposals will generally be reviewed on a case-by-case basis.  An investment analyst/portfolio manager will review each such proposal and decide how the proxy will be voted.  With respect to all non-routine proposals and shareholder proposals, if a decision is made to consider voting in a manner other than that recommended by management, the analyst/portfolio manager will make a recommendation to a committee comprised of all investment analysts and portfolio managers (the “Proxy Voting Committee”) as to how to vote the proxy and the Proxy Voting Committee will make the final determination as to how to vote the proxy in the best economic interests of the client.

In certain circumstances where, for example, restrictions on ownership of a particular security beyond Weitz & Co.’s control make it impossible for Weitz & Co. to acquire as large a position in that security as Weitz & Co. determines is in the best interests of its clients, Weitz & Co. may, from time to time, enter into a Voting Agreement with an issuer of securities held in the account of a client which provides that the issuer will vote certain of the issuer’s proxies.  Weitz & Co. will enter into such Agreements only when it determines that it is in the best interests of the client to do so.  Any such Agreement will provide that any shares subject to the Agreement be voted by the issuer in a manner that mirrors the votes cast on such matter by all other shareholders.

If Weitz & Co. determines that voting a particular proxy would create a material conflict of interest between its interest or the interests of any of its affiliated parties and the interests of the Trust, Weitz & Co. will either (i) disclose such conflict of interest to the Corporate Governance Committee of the Board of Trustees and obtain the consent of the committee before voting the proxy; (ii) vote such proxy based upon the recommendations of an independent third party such as a proxy voting service; or (iii) delegate the responsibility for voting the particular proxy to the Corporate Governance Committee of the Board of Trustees.
Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year is available: (1) on the Funds’ website at http://www.weitzfunds.com, and (2) on the SEC’s website at http://www.sec.gov.

Portfolio Management

Portfolio Managers

Wallace R. Weitz serves as Portfolio Manager for the Partners III and Hickory Funds and as Co-Portfolio Manager with Bradley P. Hinton for the Value and Partners Value Funds.  Bradley P. Hinton serves as Portfolio Manager for the Balanced Fund.  Thomas D. Carney serves as Portfolio Manager for the Short-Intermediate Income, Nebraska and Government Money Market Funds.

The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of March 31, 2010.

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Wallace R. Weitz	None	N/A	One	$49.0	Two	$42.7	$91.7
Bradley P. Hinton	None	N/A	One	$7.7	None	N/A	$7.7
Thomas D. Carney	None	N/A	None	N/A	One	$5.8	$5.8

Portfolio Manager Conflicts of Interest

As indicated in the table above, portfolio managers at Weitz & Co. may manage accounts for multiple clients.  While the portfolio managers do not manage other registered investment companies, certain portfolio managers do manage other types of pooled accounts (such as private investment funds), and a small number of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers at Weitz & Co. make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.   Although Weitz & Co. does not track the time a portfolio manager spends on a single portfolio, it does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  Weitz & Co. seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines.  Most accounts within a particular investment discipline are managed using the same investment model.

Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Weitz & Co. may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager will vary.

To the extent that trade orders are aggregated, conflicts may arise when aggregating and/or allocating aggregated trades.  Weitz & Co. may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

Weitz & Co. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  Weitz & Co. monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings, and compliance with Weitz & Co.’s Code of Ethics.

Portfolio Manager Compensation

Portfolio manager compensation is comprised of fixed salary and bonus.  Compensation is not linked to any specific factors, such as a Fund’s performance, asset level or cash flows, but is based upon evaluation of an individual’s overall contribution to the research and portfolio management processes.  Although amounts available for portfolio manager bonuses may be affected by the profits of Weitz & Co., bonuses are generally based upon a subjective evaluation of the individual’s overall contribution to the success of Weitz & Co.  In addition, all of the portfolio managers are shareholders of Weitz & Co. and therefore, derive a portion of their compensation from their respective share of the firm’s profits.

Portfolio Manager Fund Ownership

The dollar range of equity securities beneficially owned by the Funds’ portfolio managers in the
Fund(s) they manage as of March 31, 2010 is as follows:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Wallace R. Weitz	Value Fund Partners Value Fund Partners III Fund Hickory Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000
Bradley P. Hinton	Value Fund Partners Value Fund Balanced Fund	$100,001-$500,000 $500,001-$1,000,000 $100,001-$500,000
Thomas D. Carney	Short-Intermediate Income Fund Nebraska Tax-Free Income Fund Government Money Market Fund	$10,001-$50,000 $100,001-$500,000 $10,001-$50,000

Disclosure of Fund Portfolio Holdings

The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Funds’ portfolio securities.  In order to protect the confidentiality of the Funds’ portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except: (1) to service providers that require such information in the course of performing their duties (such as the Funds’ investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, Board of Trustees, and each of their respective affiliates) and that are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions.  These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, such as a portfolio management software provider, pursuant to a confidentiality agreement.  A complete list of the Funds’ portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.  The Fund also makes available certain additional information regarding its portfolio holdings on its website, www.weitzfunds.com.

Whenever portfolio holdings disclosure made pursuant to the Funds’ procedures involves a conflict of interest between the Funds’ shareholders and the Funds’ Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.  Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made with the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.  Any amendments to the Trust’s policies and procedures must be approved and adopted by the Trust’s Board of Trustees.

PRINCIPAL HOLDERS OF SECURITIES

As of July 2, 2010 the Officers and Trustees of the Trust collectively owned the amounts of each Fund set forth below.  Also as of that date, the following persons owned 5% or more of a Fund.

Value Fund   The Officers and Trustees of the Value Fund collectively owned 746,483 shares or 2.1% of the Value Fund’s outstanding shares.

Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	7,621,278	21.2%
Customers of National Financial Services Corp. 200 Liberty Street, 5th Floor 1 World Financial Center New York, NY 10281-1003	5,601,110	15.6%

Partners Value Fund   The Officers and Trustees of the Partners Value Fund collectively owned 1,314,132 shares or 3.9% of the Partners Value Fund’s outstanding shares.

Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	7,787,963	23.4%
Customers of National Financial Services Corp. 200 Liberty Street, 5th Floor 1 World Financial Center New York, NY 10281-1003	6,335,506	19.0%

Partners III Fund   The Officers and Trustees of the Partners III Fund collectively owned 14,662,186 shares or 51.4% of the Partners III Fund’s outstanding shares.

Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 S. 103rd Street, Suite 200 Omaha, NE 68124-1071	13,559,813	47.6%*

Hickory Fund   The Officers and Trustees of the Hickory Fund collectively owned 1,236,145 shares or 15.7% of the Hickory Fund’s outstanding shares.

Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 S. 103rd Street, Suite 200 Omaha, NE 68124-1071	1,211,955	15.3%
Customers of Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	994,120	12.6%
Customers of National Financial Services Corp. 200 Liberty Street, 5th Floor 1 World Financial Center New York, NY 10281-1003	492,416	6.2%

Balanced Fund   The Officers and Trustees of the Balanced Fund collectively owned 2,902,466 shares or 39.7% of the Balanced Fund’s outstanding shares.

Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 S. 103rd Street, Suite 200 Omaha, NE 68124-1071	2,759,299	37.7%*

Name and Address	Shares	Percent Owned
Nebraska Children and Families Foundation 215 Centennial Mall South, Suite 200 Lincoln, NE 68508-1813	1,082,838	14.8%
Rose Blumkin Performing Arts Center Foundation 2001 Farnam Street Omaha, NE 68102-1216	771,433	10.5%

Short-Intermediate Income Fund   The Officers and Trustees of the Short-Intermediate Income Fund collectively owned 483,290 shares or 0.7% of the Short-Intermediate Income Fund’s outstanding shares.

Name and Address	Shares	Percent Owned
Customers of Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	29,261,278	42.7%*
Customers of National Financial Services Corp. 200 Liberty Street, 5th Floor 1 World Financial Center New York, NY 10281-1003	22,399,335	32.7%

Nebraska Fund   The Officers and Trustees of the Nebraska Fund collectively owned 3,682,104 shares or 45.5% of the Nebraska Fund’s outstanding shares.

Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 S. 103rd Street, Suite 200 Omaha, NE 68124-1071	3,524,326	43.6%*
Elad & Company FBO Security National Bank P.O. Box 31400 Omaha, NE 68131-0400	1,638,874	20.3%

Government Money Market Fund   The Officers and Trustees of the Government Money Market Fund collectively owned 23,548,113 shares or 25.3% of the Government Money Market Fund’s outstanding shares.

Name and Address	Shares	Percent Owned
Wallace R. Weitz 1125 S. 103rd Street, Suite 200 Omaha, NE 68124-1071	23,520,273	25.3%*
The Sherwood Foundation 3555 Farnam Street Omaha, NE 68131-3311	22,167,343	23.8%

Name and Address	Shares	Percent Owned
Hawkins Construction Company PO Box 9008, Station C Omaha, NE 68109-0008	14,699,976	15.8%

* A party holding in excess of 25% of the outstanding voting securities of a Fund may be deemed to control the
   Fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for their consideration and approval.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Distributor

Wallace R. Weitz & Company, a Nebraska corporation whose stock is owned primarily by Wallace R. Weitz, is the investment adviser for each Fund.  Weitz Securities, Inc., a Nebraska corporation wholly owned by Wallace R. Weitz, distributes the shares of the Funds on a continuous basis without compensation from the Funds.

The Value, Partners Value, Partners III and Hickory Funds pay Weitz & Co., on a monthly basis, an annual advisory fee based upon the following break-point schedule:

Average Daily Net Asset Break Points

Greater Than	Less Than or Equal To	Rate
$ 0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays Weitz & Co., on a monthly basis, an annual advisory fee equal to 0.80% of the Balanced Fund’s average daily net assets.

The Short-Intermediate Income, Nebraska and Government Money Market Funds each pay Weitz & Co., on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

The total investment advisory fees paid for each of the last three years were as follows:

	Fiscal Year Ended March 31,
Fund	2010	2009	2008
Value	$9,211,291	$12,274,022	$25,734,193
Partners Value	5,437,314	8,104,789	17,490,006
Partners III	2,111,437	1,981,106	3,015,815
Hickory	1,723,285	1,899,553	3,362,975
Balanced	530,346	507,286	711,946
Short-Intermediate Income	1,607,877	584,944	476,691
Nebraska	284,437	226,283	214,494
Government Money Market*	348,552	415,609	354,922

* After the investment adviser waived fees, the Government Money Market Fund paid advisory fees in the amounts of  $0, $0 and $0 for the fiscal years ended March 31, 2010, 2009 and 2008, respectively.

Weitz & Co. is responsible for selecting the securities for each Fund.  In addition, Weitz & Co. also provides certain management and other personnel to the Funds.  Weitz & Co. also pays any sales or promotional costs incurred in connection with the sale of the Funds’ shares.

The Trust pays all expenses of operations not specifically assumed by Weitz & Co.  Such costs include, without limitation: costs and expenses related to custodial, administrative, transfer agent and sub-transfer agent services; fees of legal counsel and independent public accountants; compensation of trustees (other than those that are also officers of Weitz & Co.); expenses of printing and distributing to shareholders notices, proxy solicitation material, prospectuses and reports; brokerage commissions; taxes; interest; payment of premiums for certain insurance carried by the Trust; and expenses of complying with federal, state and other laws.  Such expenses will be charged to the Fund for which such items were incurred, but if such items are not directly related to a Fund, they will be allocated among the Funds based upon the relative net assets of the Fund.

The investment advisory agreements provide that neither Weitz & Co. nor any of its officers or trustees, agents or employees will have any liability to the Trust or its shareholders for any error of judgment, mistake of law or any loss arising out of any investments, or for any other act or omission in the performance of its duties as investment adviser under the agreements, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by the investment adviser of its obligations under the agreements.  The federal and state securities laws and other laws may impose liability under certain circumstances on persons who act in good faith.  Nothing in the investment advisory agreements waives or limits any rights under such laws.  Weitz & Co. has contractually retained all rights to use the name “Weitz” by the Funds and the Trust.  If the Funds were to contract with another investment adviser, the Funds could be required to change their names.

Each Fund pays all expenses directly attributable to it.  Weitz & Co. has voluntarily agreed to reimburse the Weitz Equity (excluding Partners III Fund), Balanced, Short-Intermediate Income and Nebraska Funds or to pay directly a portion of the respective Fund’s expenses to the extent that the total annual fund operating expenses, excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, exceed 1.50%, 1.25%, 0.75% and 0.75% of the respective Fund’s annual average daily net assets.  These voluntary fee waivers can be terminated at any time.  Through July 31, 2011, Weitz & Co. has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Government Money Market Fund’s expenses to the extent that the total annual fund operating expenses, excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, exceed 0.20% of the Government Money Market Fund’s annual average daily net assets.

Administrator

Weitz & Co. is also the administrator for the Funds in accordance with an Administration Agreement with the Trust.  Under the agreement, each Fund pays the administrator, on a monthly basis, a fee that is a combination of the following:

(1)  an annual fee based upon the following average daily net assets in each Fund:

Greater Than	Less Than or Equal To	Rate	Minimum
$ 0	$25,000,000	0.250%	$25,000
25,000,000	100,000,000	0.150%
100,000,000	300,000,000	0.100%
300,000,000		0.050%
and;

 (2) an annual fee equal to 0.10% of the average monthly net assets of each Fund’s shares held through a financial intermediary that receives compensation from Weitz & Co. in the form of either asset-based fees, account-based fees or other similar remuneration.

Services provided under the Administration Agreement include, without limitation, customary services related to fund accounting, recordkeeping, compliance, registration, transfer agent and dividend disbursing.

The total administrative fees paid to the administrator for each of the last three fiscal years were as follows:

	Fiscal Year Ended March 31,
Fund	2010	2009	2008
Value	$1,002,381	$1,308,654	$2,680,784
Partners Value	624,983	891,731	1,830,251
Partners III	292,396	279,362	382,832
Hickory	253,580	271,207	417,548
Balanced	122,264	117,220	161,988
Short-Intermediate Income	483,221	227,488	200,423
Nebraska*	130,691	105,249	100,091
Government Money Market**	158,185	183,693	160,941

  * After the administrator waived fees, the Nebraska Fund paid administrative fees in the amounts of $123,793, $87,603 and $75,591for the fiscal years ended March 31, 2010, 2009 and 2008, respectively.

  ** After the administrator waived fees, the Government Money Market Fund paid administrative fees in the amounts of $0, $0 and $0 for the fiscal years ended March 31, 2010, 2009 and 2008, respectively.

Sub-Transfer Agent

Weitz & Co. has contracted with Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri 64105 to serve as a sub-transfer agent for the Funds.

Custodian

The Funds’ custodian is Wells Fargo Bank Minnesota, National Association, Sixth and Marquette, Minneapolis, Minnesota 55479-0001.  The custodian has custody of all securities and cash of each of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties as directed by officers of the Trust.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm is Ernst & Young, LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

Legal Counsel

The Funds’ legal counsel is Dechert, LLP, 1775 I Street N.W., Washington, DC 20006-2401.

.
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Weitz & Co. is responsible for recommendations on buying and selling securities for the Funds and for determinations as to which broker is to be used in each specific transaction.  Weitz & Co.
attempts to obtain from brokers the most favorable price and execution available.  In selecting brokers and determining the most favorable price and execution, all factors relevant to the best interest of the Funds are considered, including, for example, price, the size of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions.  Subject to these considerations, Weitz & Co. may place orders for the purchase or sale of the Funds’ securities with brokers who have provided research, statistical or other financial information.

Because of such factors, most of which are subject to the best judgment of Weitz & Co., Weitz & Co. may pay a broker providing brokerage and research services to the Funds a commission or commission equivalent for a securities transaction that is higher than the commission or commission equivalent another broker would have charged, provided that Weitz & Co. has determined in good faith that the amount of such commission or commission equivalent is reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the broker’s ability to execute difficult transactions in the future.  Research services furnished by brokers through whom Weitz & Co. effects securities transactions are used by Weitz & Co. in servicing all of its accounts and are not used exclusively with respect to transactions for the Funds.

Brokerage and research services may include, among other things, information on the economy, industries, individual companies, statistical information, accounting and tax law interpretations, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis and performance analysis.  Such research services are received primarily in the form of written reports, telephone contacts and occasional meetings with securities analysts.  Such research services may also be provided in the form of access to various computer-generated data and meetings arranged with corporate and industry spokesmen.  In some cases, research services are generated by third parties, but are provided to Weitz & Co. by or through brokers.

In the case where Weitz & Co. may receive both brokerage and research and other benefits from the services provided by brokers, Weitz & Co. makes a good faith allocation between the brokerage and research services and other benefits and pays for such other benefits in cash.

Weitz & Co. may aggregate orders for the purchase or sale of the same security for the Funds and other advisory clients.  Weitz & Co. will only aggregate trades in this manner if all transaction costs are shared equally by the participants on a pro-rata basis.  Such aggregate trading allows Weitz & Co. to execute trades in a more timely and equitable manner and to reduce overall commission charges to clients.  Weitz & Co. may include its own proprietary accounts in such aggregate trades.  Weitz & Co. will only execute such a trade subject to its duty of obtaining the best execution of the trade from the broker selected.

During each of the last three fiscal years, the Funds paid the following brokerage commissions for securities transactions:

	Fiscal Year Ended March 31,
Fund	2010	2009	2008
Value	$920,262	$1,261,710	$1,950,753
Partners Value	642,465	927,207	1,344,985
Partners III	464,132	435,252	362,427
Hickory	370,568	292,784	321,574
Balanced	75,615	51,189	37,850
Short-Intermediate Income	24,400	6,551	2,487
Nebraska	0	0	0
Government Money Market	0	0	0

ORGANIZATION AND CAPITAL STRUCTURE

General

The Trust is a Delaware statutory trust organized on August 4, 2003 and is registered under the Investment Company Act of 1940 as an open-end management investment company, commonly known as a mutual fund.  The Trust currently has eight investment series, the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income, Nebraska and Government Money Market Funds.  The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders.  The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Trust is authorized to issue an indefinite number of shares of beneficial interest.  All shares, when issued, are fully paid, non-assessable, redeemable and fully transferable.  All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares.  A fractional share has pro rata the same kind of rights and privileges as a full share.

On certain issues, such as the election of trustees, all shares of the Trust vote together.  The shareholders of a particular Fund, however, would vote separately on issues affecting only that particular Fund, such as the approval of a change in a fundamental investment restriction for that Fund.

Shareholder Meetings

Although the Funds may hold periodic shareholder information meetings, annual meetings of shareholders will not be held unless required by the Investment Company Act of 1940 or at the direction of the Board of Trustees of the Trust.  Among other things, the Investment Company Act of 1940 requires a shareholder vote for amendments to a Fund’s fundamental investment policies and investment advisory agreement.

PURCHASING SHARES

See “Purchasing Shares” in the Prospectus for information on how to purchase shares of the Funds.

To purchase shares, you should complete a Purchase Application and transfer funds for the purchase either by sending a check, electronic bank transfer or a wire transfer to the Trust.  The Trust does not accept cash, money orders, travelers’ checks, third-party checks, credit card convenience checks, instant loan checks, post-dated checks, checks drawn on banks outside the U.S. or other checks deemed to be high risk checks.  The price paid for the shares purchased will be the next determined net asset value after the Trust receives the application and payment for the shares.  All purchase orders are subject to acceptance by authorized officers of the Trust and are not binding until so accepted.  The net asset value of a Fund’s shares is determined once each day generally at the close of the New York Stock Exchange (ordinarily 3:00 p.m. Central time) on days on which the New York Stock Exchange is open for business.  If the completed order is received in good order before such time, the order will be effective on that day.  If the completed order is received in good order after such time the order will be effective on the following business day.

Shares of the Funds may also be purchased through certain brokers or other financial intermediaries that have entered into selling agreements or related arrangements with Weitz & Co. or its affiliates.  If you invest through such entities, you must follow their procedures for buying and selling shares.  Please note that such financial intermediaries may charge you fees in connection with the purchases of Fund shares and may require a minimum investment amount different from that required by the Funds.  Such brokers or financial intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Funds.  If the broker or financial intermediary submits trades to the Funds, the Funds will use the time of day when such entity or its designee receives the order to determine the time of purchase or redemption, and will process the order at the next closing price computed after acceptance.  The broker or financial intermediary generally has the responsibility of sending prospectuses, shareholder reports, statements and tax forms to their clients.

Weitz & Co. may, from time to time, make payments to brokers or other financial intermediaries for certain services to the Funds and/or its shareholders, including sub-administration, sub-transfer agency and shareholder servicing.

You should purchase shares of the Funds only if you intend to be a patient, long-term investor.  The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares.  Frequent trading into and out of a Fund can have adverse consequences for that Fund and for long-term shareholders in the Fund.  The Weitz Funds believe that frequent or excessive short-term trading activity by shareholders of a Fund may be detrimental to long-term investors because those activities may, among other things:  (a) dilute the value of shares held by long-term shareholders; (b) cause the Funds to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Funds therefore discourage frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders. At the present time the

Funds do not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into any of the Funds. The Funds reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Funds, has been or may be disruptive to the Funds.  It may not be feasible for the Funds to prevent or detect every potential instance of abusive or excessive short-term trading.

Important Information about Procedures for Opening an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each customer (as defined in the Department of Treasury’s Customer Identification Program for Mutual Funds) who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you:  the Funds must obtain the following information for each customer prior to opening an account:

•	Name;
•	Date of birth (for individuals);
•	Physical residential address (not post office boxes); and
•	Taxpayer Identification Number such as Social Security Number or other identifying number.

Following receipt of your information, the Funds will follow its Customer Identification Program to attempt to verify your identity.  You may be asked to provide certain other documentation (such as a driver’s license or a passport) in order to verify your identity.  Additional information may be required to open accounts for corporations and other non-natural persons.  The Funds will also follow its Customer Identification Program to obtain, verify and record the identity of persons authorized to act on accounts for such non-natural persons.  Any documents requested in connection with the opening of an account will be utilized solely to establish the identity of customers in accordance with the requirements of law.  Federal law prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information is received.  The Funds are also required to verify the identity of the new customer under the Funds’ Customer Identification Program and may be required to reject a new account application, close your account or take other steps as they deem reasonable if the Funds are unable to verify your identity.  If an account is closed, the shares in that account will be redeemed at the net asset value determined on the redemption date.

PRICING OF SHARES

The net asset value per share of the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income, Nebraska and Government Money Market Funds is determined once each day generally as of the close of trading on the New York Stock Exchange (ordinarily 3:00 p.m., Central

Time) on days on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange and the Funds are closed for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income and Nebraska Funds is determined by calculating the market value of each of the respective Fund’s assets, deducting total liabilities and dividing the result by the number of shares outstanding.  In calculating the net asset value of a Fund’s shares:

1.
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”).  Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price.  In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

2.
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

3.	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

4.
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

5.
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

6.
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees.  Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Certain securities the Funds may own may be valued at fair value as determined in good faith by the Trustees or by Weitz & Co., as Adviser, in accordance with policies and procedures approved by the Trustees.  Such valuations and procedures are reviewed periodically by the Trustees.  The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with the disposition). In addition, such specific factors are also generally considered such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.  These valuation procedures permit the Board to establish values for such securities based upon a good faith estimation of the fair market value of the subject security.  As a result of relying on these valuation procedures, the Funds may, therefore, utilize a valuation for a given security that is different from the value actually realized upon the eventual sale of the security.

The Securities and Exchange Commission adopted Rule 2a-7 under the Investment Company Act of 1940, which permits the Trust to compute the Government Money Market Fund’s net asset value per share using the amortized cost method of valuing portfolio securities.  As a condition for using the amortized cost method of valuation, the Board of Trustees must establish procedures to stabilize the Government Money Market Fund’s net asset value at $1.00 per share. These procedures include a review by the Board of Trustees as to the extent of any deviation of net asset value based on available market quotations from the Government Money Market Fund’s $1.00 amortized cost value per share.  If such deviation exceeds $0.005, the Board of Trustees will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders.  Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.  In addition, the Government Money Market Fund must maintain a dollar-weighted average portfolio maturity appropriate to its investment objective, and must limit its dollar-weighted average portfolio maturity to 60 days or less and its dollar-weighted average portfolio life to 120 days or less.  The Government Money Market Fund also must limit portfolio investments to those instruments which the Board of Trustees determines present minimal credit risks and must observe certain other reporting and recordkeeping procedures.

Pursuant to Rule 2a-7 under the Investment Company Act of 1940, the Government Money Market Fund may not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in illiquid securities.  In addition, the Government Money Market Fund may not acquire any security other than: (i) a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets; and (ii) a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets.  “Daily liquid assets” includes: (i) cash; (ii) direct obligations of the U.S. Government; or (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” includes: (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; or (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five (5) business days.

Under the amortized cost method of valuation, a security is initially valued at cost on the date of purchase and, thereafter, any discount or premium is amortized on a straight-line basis to maturity, regardless of the effect of fluctuating interest rates or the market value of the security.  Accordingly, U.S. Government obligations held by the Government Money Market Fund will be valued at their amortized cost, which normally will be their face amount.  Other assets and securities are valued at a fair value determined, in good faith, by the Board of Trustees.

The amortized cost method of valuation may result in some dilution of a shareholder's interest in the Government Money Market Fund insofar as general market increases and decreases of interest rates usually have an inverse effect on the value of debt instruments.  However, the significance of the effect of such general market increases and decreases in interest rates directly corresponds to the maturity of the debt instruments, that is, the change in the market value of the underlying debt instruments and the corresponding change in the premium or discount of such instruments is greater when maturities are larger and less when maturities are shorter.

REDEMPTION OF SHARES

See “Redeeming Shares” in the Prospectus for information about redeeming shares of the Funds.

Redemption of a Fund’s shares may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Funds of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) or (c) exist.

In addition, under current federal rules, the Government Money Market Fund may suspend redemptions and irrevocably liquidate in the event that the Fund’s Board of Trustees, including a majority of the independent Trustees, determines, pursuant to Rule 2a-7, that the extent of the deviation between the Fund’s amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

 The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, which obligates the Trust to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of a Fund.  If Weitz & Co. determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing a Fund’s net asset value per share (a “redemption-in-kind”).  Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares.  This discussion does not purport to be complete or to deal with all the aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances.  This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Funds

The Trust intends to qualify each of the Funds as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that the Funds will not have to pay federal income tax on capital gains and net investment income distributed to shareholders.  To qualify as a regulated investment company, a fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts.  The Code also requires a regulated investment company to diversify its holdings.  This means that with respect to 50% of a fund’s assets, on the last day of each fiscal quarter, no more than 5% of a fund’s total assets can be invested in the securities of any one issuer and the fund cannot own more than 10% of the outstanding voting securities of such issuer.  Additionally, a fund may not invest more than 25% of its total assets in the securities of any one issuer.  This diversification test is in contrast to the diversification test under the Investment Company Act of 1940 which, with respect to 75% of a fund’s assets, restricts a fund from investing more than 5% of its total assets in the securities of any one issuer or owning more than 10% of the voting securities of such issuer.  The Short-Intermediate Income and Government Money Market Funds are diversified under both the Investment Company Act of 1940 and the Code, while the Value, Partners Value, Partners III, Hickory, Balanced and Nebraska Funds are each non-diversified under the Investment Company Act of 1940, but diversified under the Code.  The Internal Revenue Service has not made its position clear regarding the treatment of certain futures contracts and options for purposes of the diversification test, and the extent to which a fund could buy or sell futures contracts and options may be limited by this requirement.

The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end.  The required distributions are based only on the taxable income of a regulated investment company.

Distributions in General

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares.  Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from a U.S. corporation, may, subject to limitation, be eligible for the dividends received deduction.
However, the alternative minimum tax applied to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.  Net capital gains from assets held for one year or less will be taxed as ordinary income.

As discussed below, distributions paid by the Nebraska Fund are generally expected to be exempt from federal income tax and Nebraska state income tax.  A portion of such distributions may be subject to the federal alternative minimum tax.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders reinvesting distributions in newly issued shares will receive a statement as to the net asset value of the shares purchased.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution.  The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Funds in October, November or December of that year with a record date in such a month and paid by the Funds during January of the following year.  Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income.  The rate reductions do not apply to corporate taxpayers.  The Funds will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a 61-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate.  Distributions resulting from income from the Funds’ investments in bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate.  Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.  Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements.  Passive foreign investment companies are not treated as “qualified foreign corporations.”  Foreign tax credits associated with dividends from “qualified foreign corporations” will be limited to reflect the reduced U.S. tax on those dividends.  The reduced rates on long-term capital gains and qualifying dividends is scheduled to expire after 2010.  The long-term capital gains rate is 0% for taxpayers in the 10 or 15 percent tax bracket.

Dispositions

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares.  If the shareholder has held the shares as a capital asset for more than one year, the maximum federal income tax rate is currently 15%.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In such a case the basis of the shares acquired will need to be adjusted by the shareholder to reflect the disallowed loss.  If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.  Certain other limitations apply that restrict the ability to deduct capital losses.

Additional Tax Consequences Relating to the Nebraska Fund

Provided that the Nebraska Fund has at least 50% of its total assets invested in tax-exempt municipal securities at the end of each calendar quarter, dividends derived from its net interest income on such municipal securities and so designated by the Nebraska Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by a shareholder.  A portion of the distributions paid by the Nebraska Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount).  In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains.  In addition, any loss realized on shares in the Nebraska Fund held six months or less will be disallowed to the extent of any exempt-interest dividends that were received on the shares.

The Nebraska Fund may derive and distribute ordinary income and/or capital gains including income from taxable investments, securities loans and market discount on tax-exempt securities.  A portion of the exempt-interest dividends paid by the Nebraska Fund may be treated as a tax preference item included in alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax.  In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.”

All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Nebraska Fund will not be deductible by the shareholder.  The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Nebraska Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends.  Under rules used by the Internal Revenue Service determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Shareholders of the Nebraska Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Nebraska Fund).  The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount.  In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount.  Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

Individuals, trusts, estates and corporations subject to the Nebraska income tax will not be subject to such tax on distributions paid by the Nebraska Fund so long as the Nebraska Fund continues to be a regulated investment company for federal tax purposes and to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on Nebraska municipal securities to the extent that such interest is specifically exempt from the Nebraska income tax and the Nebraska minimum tax; or (ii) interest on obligations of the United States or its territories and possessions to the extent included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. Capital gain distributions generally will receive the same characterization for Nebraska income tax purposes. All shareholders of the Nebraska Fund should consult their own tax advisers about the state and local tax consequences of their investment in the Nebraska Fund.

Backup Withholding

The Funds generally will be required to withhold federal income tax at the applicable rate (“backup withholding”) from dividends paid, capital gain distributions, and/or redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.  Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation.

The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.

Except as discussed below, distributions attributable to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses)  to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding on dividends (including capital gain distributions) and on the proceeds of redemptions and exchanges.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.

Fund Investments

Market Discount   If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.”  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income.  In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of the market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.  Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.  Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount   Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount.  Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity.  Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.  Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any.  This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts   Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.”  Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses.  Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.  Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
The consequences of such transactions to a Fund are not entirely clear.  The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to what would have occurred if the Fund had not engaged in such transactions.

Constructive Sales   Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position.  In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund’s holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.  Constructive sale treatment generally does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

CALCULATION OF PERFORMANCE DATA

The Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income and Nebraska Funds may include their respective total return in advertisements or reports to shareholders or prospective investors.  Total return is the percentage change in the net asset value of a Fund share over a given period of time, with dividends and distributions treated as reinvested.  Performance of the Value, Partners Value, Partners III, Hickory, Balanced, Short-Intermediate Income and Nebraska Funds may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return.  Cumulative total return is the actual total return of an investment in the respective Fund over a specific period of time and does not reflect how much of the value of the investment may have fluctuated during the period of time indicated.  Average annual total return is the annual compound total return of the respective Fund over a specific period of time that would have produced the cumulative total return over the same period if the Fund’s performance had remained constant throughout the period.

From time to time the Balanced, Short-Intermediate Income and Nebraska Funds may quote yield in advertisements or in reports and other communications to shareholders.  For this purpose, yield is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period.  Net investment income includes interest and dividend income earned on a Fund’s securities; it is net of all expenses.  The yield calculation assumes that net investment income earned over 30 days is compounded semi-annually and then annualized.  Methods used to calculate advertised yields are standardized for all bond mutual funds.  However, these methods differ from the accounting methods used by the Funds to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to a shareholder’s account.  The respective Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund.  Consequently, any given quotation should not be considered as representative of what the respective Fund's yield may be for any specified period in the future.

Yield information may be useful in reviewing the performance of the Balanced, Short-Intermediate Income and Nebraska Funds and for providing a basis for comparison with other investment alternatives.  However, the yield of the Balanced, Short-Intermediate Income and Nebraska Funds will fluctuate, unlike other investments which pay a fixed yield for a stated period of time.  Current yield should be considered together with fluctuations in the net asset value of the respective Fund over the period for which yield has been calculated, which, when combined, will indicate the total return to shareholders of the respective Fund for that period.  In addition, investors should give consideration to the quality and maturity of the securities owned by the respective Fund when comparing investment alternatives.

Investors should recognize that in periods of declining interest rates the yield of the Balanced, Short-Intermediate Income and Nebraska Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield of the Balanced, Short-Intermediate Income and Nebraska Funds will tend to be somewhat lower.  Also, when interest rates are falling, the inflow of net new money to the Balanced, Short-Intermediate Income and Nebraska Funds from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fixed income holdings of the respective Fund, thereby reducing the current yield of the respective Fund.  In periods of rising interest rates, the opposite can be expected to occur.

A Fund’s average annual total return is computed in accordance with a standardized method prescribed by the SEC. The average annual total return for a specific period is found by first taking a hypothetical investment of $1,000 in a Fund’s shares on the first day of the period and computing the redeemable value of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is raised to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. The calculation assumes that all income and capital gains distributions paid by a Fund have been reinvested at net asset value on the reinvestment dates.

Quotations of a Fund’s average annual total returns after taxes on distributions and after taxes on distributions and redemption are also computed in accordance with standardized methods prescribed by SEC rules. A Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

A Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by the initial investment and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The Value, Partners Value, Partners III and Hickory Funds may compare their respective performance to that of certain widely managed stock indices including the Dow Jones Industrial Average, the Standard & Poor’s 500 Stock Index, the Russell 1000, 1000 Value, 2000, 2500, 2500 Value, 3000 and 3000 Value Indices, and the NASDAQ and Value Line Composites.  The Funds may also use comparative performance information compiled by entities that monitor the performance of mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.  The Balanced Fund may compare its performance to that of certain widely managed stock and bond indices including the Dow Jones Industrial Average, the

Standard & Poor’s 500 Stock Index, the Barclays Capital Intermediate U.S. Government/Credit Index, the Russell 2000 Index and the NASDAQ and Value Line Composites.  The Balanced Fund may also use comparative performance information compiled by entities that monitor the performance of the mutual funds generally such as Lipper Analytical Services, Inc., Morningstar, Inc. and The Value Line Mutual Fund Survey.

The Balanced, Short-Intermediate Income and Nebraska Funds may quote the indices of bond prices and yields prepared by Barclays Capital and Salomon Brothers, Inc., leading broker-dealer firms.  These indices are not managed for any investment goal.  Their composition may, however, be changed from time to time.

The Short-Intermediate Income Fund may quote the yield or total return of Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Short-Intermediate Income Fund's performance.  In considering such yields or total returns, investors should recognize that the performance of securities in which the Short-Intermediate Income Fund may invest does not reflect the Short-Intermediate Income Fund's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Short-Intermediate Income Fund.  Investors should also be aware that the mortgages underlying mortgage-related securities may be prepaid at any time.  Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates.  Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U.S. Treasury bonds and notes) in such markets.  At the same time, such mortgage-related securities have a similar potential for capital depreciation when interest rates rise.

The yield of the Government Money Market Fund may also be advertised.  Yield for money market funds is determined by computing the net change, exclusive of capital changes in the value of a hypothetical preexisting account at the beginning and ending of a seven day period having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting expenses and dividing the difference by the value of the account at the beginning of the period to obtain the base period return and then multiplying the base period return by 365/7 and rounding the result to the nearest one hundredth of one cent.

FINANCIAL STATEMENTS

The financial statements of each of the Funds for the fiscal year ended March 31, 2010, appearing in the Funds’ Annual Report to Shareholders, have been audited by Ernst & Young, LLP and are incorporated by reference herein.

 APPENDIX A

INTEREST RATE FUTURES CONTRACTS, BOND INDEX FUTURES
AND RELATED OPTIONS

Financial Futures and Options Transactions   The Balanced, Short-Intermediate Income and Nebraska Funds may purchase and sell interest rate futures contracts, bond index futures and options thereon.  The Commodity Futures Trading Commission (“CFTC”) eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, each Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. Each Fund however, continues to have policies with respect to futures and options thereon as set forth below.

In entering into a financial futures contract, a Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as “initial margin,” is subject to change by the exchange or board of trade either of whom may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as “marking-to-market,” subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option in the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of each Fund.

Futures - In General  Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month.  If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain.  Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss.  Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale.  If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received.  Instead, an amount of cash or securities acceptable to Weitz & Co. and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker.  This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract.  Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain.  In addition, a commission is paid on each completed purchase and sale transaction.

Interest Rate Futures Contracts  An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction.  The interest rate futures contracts to be traded by the Balanced, Short-Intermediate Income and/or Nebraska Funds are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.  These contract markets, through their clearing corporations, guarantee that the contracts will be performed.  Presently, futures contracts are based on such debt securities as long-term U. S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit.

The purpose of the acquisition or sale of an interest rate futures contract by the Balanced, Short-Intermediate Income and/or Nebraska Funds as the holder of fixed income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling fixed income securities.  For example, if interest rates are expected to increase, the respective Fund might sell interest rate futures contracts.  Such a sale would have much the same effect as selling some of the fixed income securities held by the respective Fund.  If interest rates increase as anticipated by Weitz & Co., the value of certain fixed income securities in the respective Fund would decline, but the value of the respective Fund's interest rate futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the respective Fund from declining as much as it otherwise would have.  Of course, since the value of the securities held by the respective Fund will far exceed the value of the interest rate futures contracts sold by the respective Fund, an increase in the value of the futures contracts could only mitigate—but not totally offset the decline in the value of the respective Fund.

Similarly, when it is expected that interest rates may decline, interest rate futures contracts could be purchased to hedge against the respective Fund's anticipated purchases of fixed income securities, at higher prices.  Since the rate of fluctuation in the value of interest rate futures contracts should be similar to that of the fixed income securities, the respective Fund could take advantage of the anticipated rise in the value of bonds without actually buying them until the market had stabilized.  At that time, the interest rate futures contracts could be liquidated and the respective Fund's cash could then be used to buy bonds on the cash market.  The Balanced, Short-Intermediate Income and/or Nebraska Funds could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase or by buying bonds with longer maturities and selling bonds with shorter maturities when interest rates are expected to decline.  However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the respective Fund to react more quickly to anticipated changes in market conditions or interest rates.

Options on Interest Rate Futures Contracts   An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place.  An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option.  Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase securities.  A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option.  A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date.  The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Balanced, Short-Intermediate Income or Nebraska, as the case may be.

The Balanced, Short-Intermediate Income and Nebraska Funds may purchase put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions.  The Balanced, Short-Intermediate and Nebraska Funds may purchase put options on interest rate futures contracts securities if Weitz & Co. anticipates a rise in interest rates.  The purchase of put options on interest rate futures contracts is analogous to the purchase of put options on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates.  Because of the inverse relationship between the trends in interest rates and values of debt securities, a rise in interest rates would result in a decline in the value of debt securities held in the respective Fund.  Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise.  By purchasing put options on interest rate futures contracts at a time when Weitz & Co. expects interest rates to rise, the respective Fund will seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

The Balanced, Short-Intermediate Income and Nebraska Funds may purchase call options on interest rate futures contracts if Weitz & Co. anticipates a decline in interest rates.  The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk.  It is analogous to the purchase of a call option on an individual debt security, which can be used as a substitute for a position in the debt security itself.  Depending upon the pricing of the option compared to either the futures contract upon which it is based or to the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt.  The Balanced, Short-Intermediate Income and Nebraska Funds may purchase a call option on an interest rate futures contract to hedge against a market advance when the respective Fund is holding cash.  The respective Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market has stabilized.  At that time, the options can be liquidated and the respective Fund's cash can be used to buy long-term securities.

The Balanced, Short-Intermediate Income and Nebraska Funds could also write options on an interest rate futures contract.  The writer of an option on an interest rate futures contract assumes the opposite position from the purchaser of the option.  The writer of a call option, for example, receives the premium paid by the purchaser of the call, and in return assumes the responsibility to enter into a seller's position in the underlying futures contract at any time the call is exercised.  Because the writer of an option assumes the obligation to purchase or sell the underlying futures contract at a fixed price at any time, regardless of market fluctuations, writing options involves more risk than purchasing options.  To alleviate this risk in part, the respective Fund would cover any option it wrote, either by owning a position whose price changes would offset the respective Fund's obligation under the option (for example, by purchasing the underlying futures contract if the respective Fund had written a call option) or by segregating assets sufficient to cover its obligations under options it had written. In addition, the respective Fund would be required to make futures margin payments with respect to options written on futures contracts.  An option on an interest rate futures contract written by the respective Fund could be terminated by exercise, or the respective Fund could seek to close out the option on a futures exchange by purchasing an identical option at the current market price.  Writing an option would provide the respective Fund with income in the

\

form of the option premium.  In addition, writing a call option would provide a partial hedge against declines in the value of securities the respective Fund owned (but would also limit potential capital appreciation in the securities), and writing a put option would provide a partial hedge against an increase in the value of securities the respective Fund intended to purchase (but also would expose the Balanced, Short-Intermediate Income and/or Nebraska Funds to the risk of a market decline).

The Balanced, Short-Intermediate Income and Nebraska Funds will sell put and call options on interest rate futures contracts only as a substitute for the purchase of a futures contract for the purpose of hedging and as part of closing sale transactions to terminate its options positions.  There is no guarantee that such closing transactions can be effected.

There are several risks relating to options on interest rate futures contracts.  The holder of an option on a futures contract may terminate the position by selling or purchasing an offsetting option of the same series.  There is no guarantee that such closing transactions can be effected.  The ability to establish and close out positions on such options will be subject to the existence of a liquid secondary market.  In addition, the purchase of put or call options by the respective Fund will be based upon predictions as to anticipated interest rate trends by Weitz & Co., which could prove to be inaccurate.  Even if the expectations of Weitz & Co. are correct, there may be an imperfect correlation between the change in the value of the options and of the respective Fund's securities.

Bond Index Futures Contracts   Bond index futures contracts are commodity contracts listed on commodity exchanges.  A bond index assigns relative values to bonds included in the index and the index fluctuates with the value and interest rate of the bonds so included.  A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the bond index on the last trading day of the contract.  The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

The Balanced, Short-Intermediate Income and Nebraska Funds intend to use bond index futures contracts and related options for hedging and not for speculation.  Hedging permits the respective Fund to gain rapid exposure to or protect itself from changes in the market.  For example, the respective Fund may find itself with a high cash position at the beginning of a market rally.  Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement.  By using bond index futures, the respective Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally.  The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed.  Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into bond index futures contracts to sell units of an index and individual bonds can be sold over a longer period under cover of the resulting short contract position.

The Balanced, Short-Intermediate Income and Nebraska Funds may enter into contracts with respect to any bond index or sub-index.  To hedge the respective Fund successfully, however, such Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of such Fund's securities.

Options on Bond Index Futures   Bond indices are calculated based on the prices of securities traded on national securities exchanges.  An option on a bond index is similar to an option on a futures contract except all settlements are in cash.  A portfolio exercising a put, for example, would receive the difference between the exercise price and the current index level.  Such options would be used in a manner identical to the use of options on futures contracts.

As with options on bonds, the holder of an option on a bond index may terminate a position by selling an option covering the same contract or index and having the same exercise price and expiration date.  Trading in options on bond indexes began only recently.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop.  Neither the Balanced, Short-Intermediate Income nor, Nebraska Funds will purchase options unless and until the market for such options has developed sufficiently so that the risks in connection with options are not greater than the risks in connection with bond index futures contracts transactions themselves.  Compared to using futures contracts, purchasing options involves less risk to a portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs).  There may be circumstances, however, when using an option would result in a greater loss to a portfolio than using a futures contract, such as when there is no movement in the level of the bond index.

PART C:  OTHER INFORMATION

Item 28.                    Exhibits

Exhibit No.	Description
(a)(i)	Certificate of Trust (1)
(a)(ii)	Declaration of Trust (1)
(b)	By-Laws (1)
(c)	Certificates for Shares are not issued
(d)(i)	Management and Investment Advisory Agreement for the Balanced Fund (3)
(d)(ii)	Management and Investment Advisory Agreement for the Value Fund (3)
(d)(iii)	Management and Investment Advisory Agreement for the Partners Value Fund (3)
(d)(iv)	Management and Investment Advisory Agreement for the Hickory Fund (3)
(d)(v)	Management and Investment Advisory Agreement for the Short-Intermediate Income Fund (7)
(d)(vi)	Management and Investment Advisory Agreement for the Government Money Market Fund (3)
(d)(vii)	Management and Investment Advisory Agreement for the Partners III Opportunity Fund (5)
(d)(viii)	Management and Investment Advisory Agreement for the Nebraska Tax-Free Income Fund (7)
(e)	Distribution Agreement (2)
(f)	Not Applicable
(g)	Custodian Agreement (2)
(g)(i)	Appendix A to Custodian Agreement (6)
(h)	Administration Agreement (filed herewith)
(i)	Opinion and Consent of Dechert LLP (Not Applicable)
(j)	Consent of Ernst & Young LLP (filed herewith)
(k)	Not Applicable
(l)	Subscription Agreement (2)
(m)	Not Applicable
(n)	Not Applicable
(o)	Not Applicable
(p)	Code of Ethics – The Weitz Funds, Wallace R. Weitz & Company and Weitz Securities, Inc. (4)
(1) Filed with Registration Statement Dated August 8, 2003.
(2) Filed with Registration Statement Dated September 26, 2003.
(3) Filed with Registration Statement Dated April 1, 2004.
(4) Filed with Registration Statement Dated May 27, 2005
(5) Filed with Registration Statement Dated October 14, 2005
(6) Filed with Registration Statement Dated October 13, 2006
(7) Filed with Registration Statement Dated August 1, 2007

Item 29.                      Persons Controlled by or under Common Control with the Registrant

None.

Item 30.                      Indemnification

Reference is made to Article VII Section 3 in the Registrant’s Declaration of Trust which is incorporated by reference herein.   In addition to the indemnification provisions contained in the Registrant’s Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreement, Distribution Agreement, Administration Agreement and Custodian Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.                      Business and Other Connections of Investment Adviser

Name	Positions with Adviser	Principal Occupation (Present and for Past Two Years)
Wallace R. Weitz	President, Treasurer, Director	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement
Barbara V. Weitz	Vice President, Secretary, Director	Retired; Formerly Adjunct Faculty Member, University of Nebraska at Omaha
Mary K. Beerling	Vice President, Assistant Secretary, Chief Compliance Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement
Kenneth R. Stoll	Vice President, Chief Operating Officer	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement
Bradley P. Hinton	Vice President, Director of Research	See caption “Management” in the Statement of Additional Information forming a part of this Registration Statement

Item 32.                      Principal Underwriter

(a) Not applicable.

(b) Directors and Officers:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Wallace R. Weitz Suite 200 1125 South 103 Street Omaha, NE 68124-1071	President, Treasurer, Director	President and Trustee
Mary K. Beerling Suite 200 1125 South 103 Street Omaha, NE 68124-1071	Vice President, Secretary, Director	Vice President, Secretary, Chief Compliance Officer
Kenneth R. Stoll Suite 200 1125 South 103 Street Omaha, NE 68124-1071	Vice President	Vice President, Chief Financial Officer

(c)           Not applicable.

Item 33.                      Location of Accounts and Records

The accounts, books and other records required to be maintained by the Weitz Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in possession of: (1) Wallace R. Weitz & Company, 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124-1071 (records relating to its function as investment adviser, administrator and transfer agent for The Weitz Funds); (2) Weitz Securities, Inc., 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124-6008 (records relating to its function as distributor for The Weitz Funds); Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, Missouri  64105 (records relating to its function as sub-transfer agent for The Weitz Funds), and (3) Wells Fargo Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota  55479-0001 (records relating to its function as custodian for The Weitz Funds).

Item 34.                      Management Services

Not applicable.

Item 35.                      Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned authorized individual in the City of Omaha, State of Nebraska, on the 30th day of July, 2010.

THE WEITZ FUNDS
By: /s/ Wallace R. Weitz
Wallace R. Weitz, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on July 30th, 2010:

                          Signature            Title

 /s/ Wallace R. Weitz                                          President and Trustee
Wallace R. Weitz

 /s/ Kenneth R. Stoll                                            Chief Financial Officer
 Kenneth R. Stoll

 /s/ John W. Hancock*                                       Trustee
John W. Hancock

 /s/ Richard D. Holland*                                     Trustee
Richard D. Holland

 /s/ Thomas R. Pansing, Jr.*                               Trustee
Thomas R. Pansing, Jr.

 /s/ Delmer L. Toebben*                                      Trustee
Delmer L. Toebben

 /s/ Lorraine Chang*                                             Trustee
Lorraine Chang

 /s/ Roland J. Santoni**                                       Trustee
Roland J. Santoni

 /s/ Barbara W. Schaefer***                                Trustee
Barbara W. Schaefer

 /s/ Justin B. Wender****                                    Trustee
Justin B. Wender

 /s/ Wallace R. Weitz
Wallace R. Weitz
Attorney-in-fact

      * Pursuant to Power of Attorney filed with Registration Statement dated August 8, 2003.
    ** Pursuant to Power of Attorney filed March 12, 2004.
  *** Pursuant to Power of Attorney filed with Registration Statement dated May 27, 2005.
**** Pursuant to Power of Attorney filed with Registration Statement dated August 1, 2009.

Exhibits

To

The Weitz Funds

Form N-1A

Exhibit No.         Description

     (h)                   Administration Agreement
     (j)                    Consent of Ernst & Young LLP